IP/AMN/CKKM

Debenture

between

CTI Group (Holdings), Inc.
as Company

and

National City Bank
as Bank

relating to
USD $ 10,600,000 Loan Agreement

(SIMMONS & SIMMONS LOGO)

CityPoint One Ropemaker Street London EC2Y 9SS
T +44 (0)20 7628 2020 F +44 (0)20 7628 2070 DX Box No 12

                                    CONTENTS

1.  Definitions and Construction...........................................    1
2.  Covenant to Pay........................................................    8
3.  Creation of Security...................................................    9
4.  Conversion of Floating Charge..........................................   11
5.  Restrictions on Dealing................................................   12
6.  Rights Attaching to Certain Assets.....................................   12
7.  Perfection of Security.................................................   14
8.  Representations and Warranties.........................................   17
9.  Covenants..............................................................   19
10. Leases.................................................................   26
11. Insurances.............................................................   28
12. Monitoring the Security................................................   31
13. Extension and Variation of the Law of Property Act 1925................   32
14. Enforcement............................................................   32
15. Powers of Receiver.....................................................   34
16. Application of Moneys..................................................   39
17. Protection of Third Parties............................................   40
18. Delegation.............................................................   40
19. Power of Attorney......................................................   40
20. Effectiveness of Security..............................................   41
21. Redemption of Security.................................................   43
22. Avoidance of Payments..................................................   43
23. Retention of Security..................................................   44
24. Set-Off................................................................   44
25. New Accounts...........................................................   44
26. Currency...............................................................   45
27. Assignment.............................................................   45
28. Costs and Expenses.....................................................   46

29. Indemnity..............................................................   47
30. Restrictions on Liability..............................................   47
31. Payments Free of Deduction.............................................   48
32. Value Added Tax........................................................   48
33. Notices................................................................   48
34. Discretion.............................................................   50
35. Certificate............................................................   50
36. Counterparts...........................................................   50
37. Ownership of Debenture.................................................   50
38. Law....................................................................   50
39. Jurisdiction...........................................................   51
40. Deed...................................................................   51

SCHEDULE 1 : DETAILS OF REAL PROPERTY......................................   53
PART 1 : Registered Land...................................................   53
PART 2 : Unregistered Land.................................................   53

SCHEDULE 2 : DETAILS OF CHARGED INTELLECTUAL PROPERTY......................   55
PART 1 : PATENTS...........................................................   55
PART 2 : Registered Trade and Service Marks and Applications therefor......   55
PART 3 : OTHER INTELLECTUAL PROPERTY.......................................   55

SCHEDULE 3 :INTELLECTUAL PROPERTY LITIGATION...............................   56

SCHEDULE 4 : DETAILS OF INVESTMENTS........................................   57
PART 1 : Shares in the Company's Subsidiaries..............................   57
PART 2 : Other Shares......................................................   57
PART 3 : Other Investments.................................................   57

SCHEDULE 5 : DETAILS OF ASSIGNED ASSETS....................................   58
PART 1 : Life Policies.....................................................   58
PART 2 : Non-Life Policies.................................................   58
PART 3 : Rental Income.....................................................   58
PART 4 : Contracts.........................................................   58

SCHEDULE 6 : DETAILS OF ACCOUNTS...........................................   59
PART 1 : Controlled Accounts with the Bank.................................   59
PART 2 : Controlled Accounts with other banks..............................   59
PART 3 : Operating Accounts with the Bank..................................   59
PART 4 : Operating Accounts with other banks...............................   59

SCHEDULE 7 : FORMS OF NOTICE...............................................   60
PART 1 : Form of Notice of Assignment of Life Policy.......................   60
PART 2 : Form of Notice of Assignment of Non-Life Policy...................   62
PART 3 : Form of Notice of Assignment of Rental Income.....................   64
PART 4 : Form of Notice of Assignment of Contract..........................   66
PART 5 : Form of Notice of Assignment of Controlled Account................   68
PART 6 : Form of Notice of Charge of Operating Account.....................   70

SCHEDULE 8 : DETAILS OF EXISTING PERMITTED ENCUMBRANCES....................   72

THIS DEBENTURE is dated December 22, 2006 and made

BETWEEN:

(1) CTI GROUP (HOLDINGS), INC., (the "Company"), a Delaware corporation in the United States having its principal office at 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46240; and

(2) NATIONAL CITY BANK, a national banking association in the United States and having its principal place of business at One National City Center, Suite 200E, Indianapolis, Indiana 46255 (the "Bank").

BACKGROUND:

(A) The Bank has agreed to make certain loan facilities in the aggregate principal amount of Ten Million Six Hundred Thousand U.S. Dollars (USD $10,600,000) available to the Obligor on and subject to the terms and conditions of the Loan Agreement.

(B) It is a condition precedent to the availability of such facilities that the Company enters into this Debenture for the purpose of securing the obligations of the Obligor to the Bank under the Loan Agreement and the other Finance Documents.

NOW IT IS AGREED AS FOLLOWS:

1.   DEFINITIONS AND CONSTRUCTION

1.1  In this Debenture, unless the context otherwise requires:

     "Appointee" means:

     (A) each delegate or sub-delegate of the Bank or any Receiver appointed in accordance with clause 18.1;

     (B) each manager, agent, adviser or other person appointed by the Bank or any Receiver in relation to this Debenture; and

     (C) each officer and employee of the Bank or of any Receiver or of any other person mentioned in paragraph (A) or paragraph (B) of this definition;

     "Charged Intellectual Property" means all Intellectual Property now or at any time hereafter belonging to the Company, including any Intellectual Property specified in schedule 2;

     "Charged Property" means the undertaking, property, assets, rights and revenues of the Company (whether present or future) from time to time charged in favour of, or assigned (whether at law or in equity) to, the Bank by or pursuant to this Debenture, including (for the avoidance of doubt) the Charged Intellectual Property;

     "Chattels" means all plant and machinery not charged pursuant to clause 3.1(A) and all other chattels now or at any time hereafter belonging to the Company or in which the Company has, now or in the future, any right, title or interest;

     "Contracts" means the contracts or agreements, if any, listed in part 4 of schedule 5;

     "Controlled Accounts" means all accounts (other than any of the Operating Accounts) now or at any time hereafter opened or maintained by the Company with the Bank or any other bank including all accounts specified in part 1 and part 2 of schedule 6 and all accounts referred to in clause 16.3;

     "CTI Charge Over Shares" means the charge by the Company (as chargor) to the Bank of its shareholding in CTI Data Solutions Ltd. dated of even date herewith;

     "Debts" means:

     (A) all present and future book and other debts and other moneys of any nature whatsoever now or at any time hereafter due, owing, payable or incurred to the Company, including those referred to, or deriving from the assets referred to, in clause 3.1 but excluding any moneys now or at any time hereafter standing to the credit of any of the Operating Accounts or any of the Controlled Accounts;

     (B) all claims and other things in action which may give rise to any such debts or moneys;

     (C) the benefit of all bills of exchange, promissory notes and negotiable instruments of any description now or at any time hereafter enjoyed or held by the Company in relation to any of the foregoing; and

     (D) all rights of any nature whatsoever relating to any of the foregoing including any security (whether in the form of guarantees, indemnities, insurances or otherwise) and any remedies therefor;

     "Encumbrance" means:

     (A) any mortgage, charge, pledge, lien, assignment, hypothecation or other priority or security interest;

     (B) any deferred purchase, title retention, trust, sale-and-repurchase, sale-and-leaseback, hold back or flawed asset arrangement or right of set-off;

     (C) any other agreement or arrangement whatsoever having the same commercial or economic effect as security; and

     (D)  any agreement for any of the foregoing;

     "Enforcement Event" means any of the following events:

     (A)  an Event of Default as defined in the Loan Agreement;

     (B) the Company fails to pay any sum referred to in clause 2.1 at the time or in the manner specified in this Debenture or any of the other Finance Documents;

     (C) subject to any notice or cure periods in the Loan Agreement, the Company fails to perform or observe any of the other obligations or undertakings expressed to be binding on or undertaken by the Company in or pursuant to this Debenture or any of the other Finance Documents;

     (D) the Bank is of the opinion that any representation or warranty given or made by the Company in or pursuant to this Debenture or any of the other Finance Documents is incorrect or untrue in any material respect; or

     (E) any event occurs or any information is received by the Bank or any other matter or thing whatsoever comes to the attention of the Bank which causes the Bank to believe that:

          (1) any or all of the Company's obligations under this Debenture or any of the Finance Documents are not or have ceased to be legal, valid, binding and enforceable; or

          (2) all or any part of the Charged Property is in imminent danger of seizure, or distress; or

          (3) all or any part of the Security, or any guarantee, indemnity or other security for any of the Secured Liabilities is not continuing, invalid, unenforceable or otherwise not in full force and effect;

     "Environment" means all or any of the media of air, water and land (wherever occurring) and in relation to the media of air and water includes the air and water within buildings or natural or man-made structures above or below ground;

     "Environmental Law" means all or any applicable European Community, national or local law or regulation arising through statute, subordinate legislation or common law or any relevant code of practice, guidance, note, standard or other advisory material issued by any competent authority relating to Environmental Matters;

     "Environmental Liability" means all costs, expenses, liabilities, claims, damages, penalties or fines arising from:

     (A) any legal requirement, direction, notice, order or obligation served or imposed by any competent authority or court of competent jurisdiction under Environmental Law, or

     (B) the carrying out of any investigatory, monitoring, precautionary, remedial or engineering works (whether on the Charged Property or elsewhere) which are necessary to avoid the issue, service or imposition of any legal requirement, direction, notice, order or obligation by any competent authority or court of competent jurisdiction under Environmental Law, or

     (C) the carrying out of any investigatory, monitoring, precautionary, remedial or engineering works (whether on the Charged Property or elsewhere) which are necessary or desirable in order to ensure the continued operation of the business of the Company or the protection of the Company's goodwill or which are otherwise for the benefit of the Company, or

     (D) the repair, replacement or rebuilding of any part of the Charged Property or any disruption of the business of the Company caused or necessitated by the carrying out of any investigatory, monitoring, precautionary, remedial or engineering works (whether on the Charged Property or elsewhere) in connection with Environmental Matters, including in each case all reasonable legal, consulting, monitoring, laboratory and other professional fees and other reasonable costs and expenses associated therewith;

     "Environmental Matters" means the pollution of the Environment, the protection of the Environment, ecosystems or human health, the health and safety of employees in the workplace, the protection of natural amenity, the presence, production, disposal, release, use, storage, spillage, deposit, escape, discharge, leak, emission, recovery or transport of, or radiation from, any Hazardous Material or Waste and issues relating to noise and genetically modified organisms;

     "Environmental Permits" means the permits, licences, consents or authorisations required under Environmental Law in relation to the carrying on of any business from, or the occupation or use of, any part of the Charged Property;

     "Event of Default" means any event, howsoever described, specified in any of the Finance Documents as an event upon the occurrence of which (subject to any applicable notice and cure period):

     (A) the Bank becomes entitled to call for early repayment of all or any of the Secured Liabilities or to call for the provision of full or partial cash collateral in respect of any of the Secured Liabilities which are at such time contingent; or

     (B) the Company and Obligor becomes automatically obliged to prepay all or any of the Secured Liabilities or to provide any such cash collateral;

     "Finance Documents" means the Loan Agreement, the Notes, the U.S. Security Agreements, the U.S. Guaranties, this Debenture, the Ryder Charge Over Shares, the CTI Charge Over Shares and "Finance Document" means any one of them;

     "Hazardous Material" means any pollutant or contaminant, or any hazardous, toxic, radioactive, noxious, corrosive or caustic substance, whether wholly or partly in solid, liquid or gaseous form;

     "Intellectual Property" means patents, supplementary protection certificates, trade marks, service marks, rights (whether registered or unregistered) in any designs, applications for any of the foregoing, trade or business names and copyright (including rights in the Software and any other computer software) and topography rights, inventions, know-how, secret formulae and processes, lists of suppliers and customers and other confidential and proprietary knowledge and information, rights protecting goodwill and reputation, database rights and rights under licences and consents in relation to any of the above and all rights or forms of protection of a similar nature or having equivalent effect anywhere in the world;

     "Investments" means all shares, stocks, debentures, bonds, warrants and securities of any kind whatsoever whether marketable or otherwise and any certificates representing any of the same and all other interests both present and future held by or on behalf of the Company in any person (including any subsidiary of the Company) and includes all allotments, rights, benefits and advantages whatsoever at any time accruing, offered or arising in respect of or incidental to the same and all money or property offered at any time by way of dividend, conversion, redemption, bonus, preference, option or otherwise in respect thereof, including any shares in the Company's subsidiaries specified in part 1 of schedule 4 and any shares and other investments specified in part 2 and part 3 of schedule 4;

     "Land Registration Acts" means the Land Registration Acts 1925 to 1988;

     "Life Policies" means any policies of life insurance or assurance in which the Company may now or at any time hereafter have an interest, including any specified in part 1 of schedule 5;

     "Loan Agreement" means that certain Loan Agreement, of even date herewith, entered into by and between the Obligor and the Bank;

     "LPA" means the Law of Property Act 1925;

     "Non-Life Policies" means any policies of insurance (other than the Life Policies) in which the Company may now or at any time hereafter have an interest, including any specified in part 2 of schedule 5;

     "Notes" means, collectively, (i) that certain Acquisition Loan Promissory
     Note issued by the Obligor in favour of the Bank of even date herewith, and
     (ii) that certain Revolving Loan Promissory Note issued by the Obligor in favour of the Bank of even date herewith;

     "Notice of Assignment" means:

     (A) in relation to a Life Policy, a notice of assignment in substantially the form set out in part 1 of schedule 7,

     (B) in relation to a Non-Life Policy, a notice of assignment in substantially the form set out in part 2 of schedule 7,

     (C) in relation to rental income, a notice of assignment in substantially the form set out in part 3 of schedule 7,

     (D) in relation to a Contract, a notice of assignment in substantially the form set out in part 4 of schedule 7, and

     (E) in relation to a Controlled Account, a notice of assignment in substantially the form set out in part 5 of schedule 7,

     or, in relation to any of the foregoing, a notice of assignment in such other form as may be specified by the Bank;

     "Notice of Charge" means a notice of charge in substantially the form set out in part 6 of schedule 7 or in such other form as may be specified by the Bank;

     "Obligor" means CTI Group (Holdings), Inc., a Delaware corporation in the United States;

     "Operating Accounts" means such separate and denominated account or accounts opened or maintained by the Company with the Bank or such other bank or banks as may from time to time be specified in writing by the Bank as the account or accounts into which the proceeds of the getting in or the realisation of the Debts are to be paid in accordance with clause 9.5(B), being at the date hereof the accounts specified in part 3 and part 4 of schedule 6;

     "Permitted Encumbrance" means:

     (A)  any Encumbrance created by or pursuant to this Debenture;

     (B)  any other Encumbrance in favour of the Bank;

     (C) any Encumbrance arising solely by operation of law, or constituted by retention of title arrangements made, in the ordinary course of the Company's business securing amounts not more than 90 days overdue; and

     (D) any Encumbrance created, granted, extended or subsisting with the Bank's prior written consent;

     "Planning Acts" means the Town and Country Planning Act 1990, the Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning (Consequential Provisions) Act 1990, the Planning and Compensation Act 1991 and any other legislation from time to time in force of a like nature or relating to town and country planning;

     "Policies" means the Life Policies and the Non-Life Policies, including those effected or maintained by the Company in compliance with clause 11.1;

     "Real Property" means:

     (A) all freehold or leasehold property wheresoever situate (including any property in England and Wales specified in schedule 1) now or at any time hereafter belonging to the Company together with all rights, easements and privileges from time to time attached or appurtenant thereto or benefiting the same; and

     (B) all buildings, erections and structures (whether in the course of construction or otherwise) and fixtures and fittings and fixed plant and machinery from time to time therein or thereon;

     "Receiver" means any person appointed by the Bank pursuant to any power of appointment contained or referred to in this Debenture to be a receiver or a receiver and manager or an administrative receiver of the whole or any part of the Charged Property (whether alone or jointly with any other person) and includes any other or additional person appointed or substituted as receiver, receiver and manager or administrative receiver and "Receivers" shall be construed accordingly;

     "Ryder Charge Over Shares" means the charge by CTI Data Solutions Ltd. (as chargor) to the Bank of its shareholding in Ryder Systems Ltd. dated of even date herewith;

     "Secured Liabilities" means all sums and liabilities covenanted to be paid and discharged by the Company in clause 2.1;

     "Security" means the security from time to time constituted by or pursuant to this Debenture;

     "Software" means the software, computer data and databases created by or on behalf of the Company or in respect of which the Company otherwise owns any Intellectual Property, including but not limited to SmartBill, SmartBill Connect, EmPulse, Proteus Office, Proteus Trader and Proteus Enterprise and all software that is ancillary thereto, together with all updates, upgrades and modifications thereto, and the benefit of all software licensed to the Company by third parties, where such benefit is transferable; and

     "U.S. Guaranties" means those certain Guaranties, of even date herewith, entered into for the benefit of the Bank by each of CTI Data Solutions
     (USA) Inc., CTI Billing Solutions, Inc., CTI Delaware Holdings, Inc., Centillion Data Systems, LLC, CTI Data Solutions Ltd, CTI Billing Solutions Ltd. and Ryder Systems Ltd.;

     "U.S. Security Agreements" means those certain Security Agreements, of even date herewith, entered into for the benefit of the Bank by each of the Obligor, CTI Data Solutions (USA) Inc., CTI Billing Solutions, Inc., CTI Delaware Holdings, Inc., Centillion Data Systems, LLC and Ryder Systems Ltd.;

     "Waste" includes any unwanted or surplus substance, whether wholly or partly in solid, liquid or gaseous form, irrespective of whether it is capable of being recycled or recovered.

1.2 Terms and expressions defined in the Loan Agreement shall, where the context so admits and unless otherwise defined in this Debenture, have the same meanings when used in this Debenture.

1.3  Unless the context otherwise requires, any reference in this Debenture to:

     the "Bank", the "Company" or the "Obligor" shall be construed so as to include their respective successors and any successor of such a successor;

     a "clause" or a "schedule" shall be construed as a reference to a clause hereof or a schedule hereto;

     the "floating charge" shall mean the floating charge created by clause 3.1(M) and shall be construed so as to include any floating charge referred to in clause 4.3;

     a "person" shall be construed as a reference to any individual, company, body corporate, corporation sole or aggregate, government, state or agency of a state, firm, partnership, joint venture, association, organisation, trust or entity (in each case, whether or not having separate legal personality and irrespective of the jurisdiction in or under the law of which it was incorporated or exists) and a reference to any of them shall include a reference to the others;

     a "subsidiary" of any person shall be construed as a reference to any person which is a "subsidiary undertaking" of the first-mentioned person within the meaning ascribed to that term by Section 258 of the Companies Act 1985 as it is in force at the date hereof;

     a "successor" of any person shall mean an assignee, a transferee or a successor in title of such person or any person who, under the laws of its jurisdiction of incorporation or domicile, shall have assumed the rights and obligations of such person or to whom under such laws the same shall have been assigned or transferred;

     "tax" shall be construed so as to include any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed (including any penalty or interest payable in connection with any failure to pay or delay in paying any of the same) and "taxes" and "taxation" shall be construed accordingly; and

     "VAT" shall be construed so as to mean value added tax and any similar or replacement tax which may be imposed from time to time.

1.4 In this Debenture the word "including" shall be construed as meaning "including without limitation" and the words "other" and "otherwise" shall not be construed eiusdem generis with any foregoing words where a wider construction is possible.

1.5  Unless the context otherwise requires, any reference in this Debenture to:

     (A) this Debenture or any other agreement or document, including any other Finance Document, shall be construed as a reference to this Debenture (including its schedules) or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, modified, supplemented or novated (and so that any reference to this Debenture or to any other agreement or document, including any other Finance Document, shall include, unless the context otherwise requires, any agreement or document expressed to be supplemental hereto or thereto or expressed to be collateral herewith or therewith or which is otherwise entered into pursuant to or in accordance with the provisions hereof or thereof); and

     (B) a statute or statutory provision shall be construed as a reference to such statute or statutory provision as the same may have been, or may from time to time be, amended or re-enacted or as its application is modified by other provisions from time to time and all instruments, orders, plans, regulations, bye-laws, permissions and directions at any time made thereunder or deriving validity therefrom.

1.6 The headings and sub-headings are inserted for convenience only and shall not affect the construction of this Debenture.

1.7  Words denoting the singular shall include the plural and vice versa.

1.8  Words denoting one gender shall include each other gender.

1.9 The obligations expressed to be assumed by the Company in this Debenture are not conditional on any circumstances or events having occurred or occurring in the future except as expressly stated in this Debenture. The Company is not relying on any statement made to the Company or any information given to the Company by the Bank or any person on the Bank's behalf. No provision of this Debenture is or will be revocable by the Company.

1.10 Each term in any document relating to the Secured Liabilities or the Security is, to the extent not set out in or otherwise incorporated into this Debenture, incorporated into this Debenture in so far as is necessary to comply with Section 2 of the Law of Property (Miscellaneous Provisions) Act 1989 but if there is any conflict between that term and any other term of this Debenture the Bank may determine which of the two will prevail and such determination will be fully binding on the Company.

2.   COVENANT TO PAY

2.1 This Debenture is given for good consideration and the Company shall on demand by the Bank discharge each and every liability, of any kind whatsoever and howsoever arising, which the Company and the Obligor may now or at any time hereafter have to the Bank whether (a) present or future (b) actual or contingent (c) incurred by the Company and/or the Obligor alone or jointly with another person or other persons and/or (d) incurred by the Company and/or the Obligor as principal or as surety or in some other capacity under or pursuant to, or in respect of or in connection with, the Finance Documents including (i) any liability in respect of any further advances made thereunder and (ii) any liability in respect of any breach of any obligation, undertaking, representation or warranty contained therein or herein and pay to the Bank every sum (of principal, interest or otherwise) now or at any time hereafter due, owing, payable or incurred from or by the Company and/or the Obligor to the Bank under or pursuant to, or in respect of or in connection with, any such liabilities.

2.2 In a case where the due date for the discharge of any liability or for the payment of any sum referred to in clause 2.1 has been agreed or specified, a demand under clause 2.1 may be made on or at any time after such due date, provided that if such due date has been accelerated or deferred, such demand may be made on or at any time after such accelerated or deferred due date. In any other case, such a demand may be made at any time and the liability or sum in question will become due for discharge or payment upon such demand being made.

2.3 If the Company fails to pay any sums referred to in clause 2.1 on the due date for the payment thereof, the Company shall pay interest to the Bank thereon calculated at the rate and in the manner agreed in the Finance Documents (other than this Debenture) under or pursuant to which, or in respect of or in connection with which, such sums are payable.

2.4 In the absence of any such agreement, or in the case of any interest payable under any provision of this Debenture, the Company shall pay such interest from the date on which the relevant sums shall become due (or any other date specified in this Debenture) until the date of payment as set forth in the Loan Agreement.

2.5 Unless the Bank otherwise agrees in writing, each payment by the Company under clause 2.4 will be made in the same currency as that in which the sum in respect of which it accrued was due.

3.   CREATION OF SECURITY

3.1 As a continuing security for the payment and discharge of the Secured Liabilities, the Company hereby with full title guarantee:

     (A)  REAL PROPERTY

          (1) charges in favour of the Bank by way of legal mortgage all Real Property situated in England and Wales and belonging to the Company at the date hereof (including any property specified in schedule 1);

          (2) charges in favour of the Bank by way of fixed charge all Real Property situated outside England and Wales and belonging to the Company at the date hereof; and

          (3) charges in favour of the Bank by way of fixed charge all Real Property acquired by the Company at any time after the date hereof;

     (B)  CHATTELS

          charges in favour of the Bank by way of fixed charge all right, title and interest of the Company to and in the Chattels;

     (C)  POLICIES

          (1) assigns absolutely to the Bank all right, title and interest of the Company to and in the Life Policies; and

          (2) assigns absolutely to the Bank all right, title and interest of the Company to and in all rights and claims to which the Company is now or may at any time hereafter become entitled in relation to the proceeds of any of the Non-Life Policies;

     (D)  INTELLECTUAL PROPERTY

          charges in favour of the Bank by way of fixed charge all right, title and interest of the Company to and in the Charged Intellectual Property;

     (E)  INVESTMENTS

          charges in favour of the Bank by way of fixed charge all right, title and interest of the Company to and in the Investments;

     (F)  ACCOUNTS

          (1) charges in favour of the Bank by way of fixed charge all right, title and interest of the Company to and in all rights and claims to which the Company is now or may at any time hereafter become entitled in relation to all moneys now or at any time hereafter standing to the credit of any of the Controlled Accounts opened or maintained with the Bank together with all rights relating or attaching thereto (including the right to interest accruing thereon); and

          (2) assigns absolutely to the Bank all right, title and interest of the Company to and in all rights and claims to which the Company is now or may at any time hereafter become entitled in relation to all moneys now or at any time hereafter standing to the credit of any of the Controlled Accounts opened or maintained with any bank other than the Bank together with all rights relating or attaching thereto (including the right to interest accruing thereon);

     (G)  RENTAL INCOME

          assigns absolutely to the Bank all right, title and interest of the Company to and in all rights and claims to which the Company is now or may at any time hereafter become entitled against the lessees or any guarantors or sureties for the obligations of such lessees in relation to all rents and other moneys now or at any time hereafter payable under or in respect of the leases, if any, listed in part 3 of schedule 5;

     (H)  CONTRACTS

          assigns absolutely to the Bank all right, title and interest of the Company to and in all rights and claims to which the Company is now or may at any time hereafter become entitled under or in respect of the Contracts;

     (I)  DEBTS

          charges in favour of the Bank by way of fixed charge all right, title and interest of the Company to and in all the Debts which are not otherwise subject to a fixed charge or assigned (whether at law or in equity) to the Bank by or pursuant to this Debenture;

     (J)  GOODWILL

          charges in favour of the Bank by way of fixed charge all goodwill now or at any time hereafter belonging to the Company;

     (K)  UNCALLED CAPITAL

          charges in favour of the Bank by way of fixed charge all rights and claims to which the Company is now or may at any time hereafter become entitled in relation to its uncalled capital;

     (L)  ORDERS UNDER INSOLVENCY ACT

          charges in favour of the Bank by way of fixed charge all right, title and interest of the Company to and in all moneys and other assets now or at any time hereafter due, owing, payable or transferable to the Company or any administrator or liquidator thereof pursuant to any order or declaration of the court made pursuant to any provision of the Insolvency Act 1986; and

     (M)  FLOATING CHARGE

          charges in favour of the Bank by way of floating charge the whole of the Company's property, undertaking and assets, present and future, including, (for the avoidance of doubt) the Company's Intellectual Property, other than any property or assets for the time being effectively charged to the Bank by way of fixed charge or effectively assigned (whether at law or in equity) to the Bank or otherwise subject to an effective fixed security in favour of the Bank pursuant to this Debenture.

3.2 Each legal mortgage, fixed charge and assignment created or effected by clause 3.1 shall be a first fixed security.

3.3  The floating charge shall be a first floating charge.

3.4 Where the effect of Schedule B1 to the Insolvency Act 1986 is not excluded by section 249 of the Enterprise Act 2002 with respect to the Company and without prejudice to any power of appointment which the Bank may have under clause 14.1(A), paragraph 14 of Schedule B1 to the Insolvency Act 1986 shall apply to the floating charge.

4.   CONVERSION OF FLOATING CHARGE

4.1 The Bank may at any time by notice in writing to the Company convert the floating charge with immediate effect into a fixed charge as regards any property or assets specified in the notice.

4.2  Notwithstanding clause 4.1, if:

     (A) the Company creates or permits to subsist any Encumbrance (other than a Permitted Encumbrance) on, over or with respect to any of the Charged Property subject to the floating charge, or attempts to do so, or

     (B) any person carries out, or attempts to carry out, any enforcement or process (including any distress, execution, taking of possession, forfeiture or sequestration) against any of the Charged Property subject to the floating charge, the floating charge over the Charged Property the subject of such Encumbrance, enforcement or process shall be deemed to have been automatically converted into a fixed charge, without any notice from the Bank to the Obligor, immediately before such event occurs.

4.3 The Bank may at any time by notice in writing to the Company reconvert, with immediate effect, any fixed charge referred to in clause 4.1 or clause
     4.2 into a floating charge as regards any property or assets specified in the notice.

5.   RESTRICTIONS ON DEALING

     Except as otherwise set forth in the Loan Agreement:

5.1 The Company hereby undertakes that at no time during the subsistence of the Security will the Company create, grant, extend or attempt to create, grant or extend or permit to subsist any Encumbrance (other than a Permitted Encumbrance) on or over all or any part of the Charged Property.

5.2 The Company hereby undertakes that at no time during the subsistence of the Security will the Company, except with the prior written consent of the Bank and except for disposals of property for the time being subject to the floating charge in the ordinary and usual course of and for the purposes of its business as permitted by clause 9.2(D):

     (A) sell, transfer, assign, lease or otherwise dispose of all or any part of the Charged Property; or

     (B) dispose of, or create, any estate, interest or right in or over, or relating to the use, occupation, possession or enjoyment of, all or any part of the Charged Property or permit the acquisition by any person of any proprietary interest or any right in or over, or which may affect the value of, any of the Charged Property; or

     (C) grant any right of pre-emption or any option in respect of or in connection with any of the foregoing;

     (D)  agree to do any of the foregoing.

5.3 None of the foregoing restrictions in this clause 5 shall be construed as limiting any powers exercisable by any Receiver appointed by the Bank under or pursuant to this Debenture.

6.   RIGHTS ATTACHING TO CERTAIN ASSETS

     INVESTMENTS

6.1  Prior to the occurrence of an Enforcement Event:

     (A) all voting and other rights relating to any of the Investments may be exercised by the Company or as it may direct provided that:

          (1) such rights shall not be exercised in any manner which, in the opinion of the Bank, would breach the terms of any of the Finance Documents or is or may be inconsistent with or prejudicial to the security intended to be conferred on the Bank by or pursuant to this Debenture or any other Finance Document; and

          (2) the Company shall not, without the prior written consent of the Bank, permit or agree to any variation of the rights attaching to or conferred by any of the Investments; and

     (B) all principal, interest, dividends and other money paid on or in respect of any of the Investments to the Company or its nominee(s) shall be dealt with in accordance with the provisions of clauses 9.5 to 9.8 (inclusive). Any such money paid to the Bank or its nominee(s) shall be dealt with in accordance with the provisions of clause 9.9.

6.2  After the occurrence of an Enforcement Event:

     (A) all voting and other rights relating to any of the Investments may be exercised by the Bank or any Receiver or as it or he may direct;

     (B) the Company shall comply or procure the compliance with any direction of the Bank or, as the case may be, any Receiver in respect of the exercise of such voting and other rights and shall deliver to the Bank or, as the case may be, such Receiver such forms of proxy or other appropriate forms of authorisation as will enable the Bank or, as the case may be, such Receiver to exercise such voting and other rights;

     (C) all principal, interest, dividends and other money paid on or in respect of any of the Investments to the Company or its nominee(s) shall be dealt with in such manner as the Bank or any Receiver shall direct (and the Company shall comply or procure compliance with any such direction) and (until so dealt with) shall be held upon trust for the Bank; and

     (D) all principal, interest, dividends and other money paid on or in respect of any of the Investments to the Bank or any Receiver or its or his nominee(s) (whether directly or pursuant to a direction given under clause 6.2(C)) may be applied in accordance with clause 16.

     ACCOUNTS

6.3 All moneys now or at any time hereafter standing to the credit of any Controlled Accounts or any Operating Accounts (whether deposit or current accounts or otherwise howsoever designated) opened or maintained by the Company with the Bank and all or any rights and benefits relating thereto shall be incapable of assignment (and each deposit of any such moneys shall be made on such terms accordingly) and the Company shall not purport to assign or otherwise dispose of any interest in any such moneys or any such rights and benefits.

6.4 During the subsistence of the Security (and if an Enforcement Event shall have occurred) the Bank may, in its absolute discretion, from time to time apply any part of the moneys standing to the credit of the Controlled Accounts in accordance with clause 16.2.

7.   PERFECTION OF SECURITY

     REAL PROPERTY - HM LAND REGISTRY

7.1 In the case of any Real Property title to which is now or at any time hereafter registered or required to be registered under the Land Registration Acts, the Company hereby applies to the Chief Land Registrar:

     (A)  to enter a notice of this Debenture on the register; and

     (B)  to enter the following restriction in the register:

     "Except under an Order of the Registrar no transfer, disposition, dealing, charge or mortgage by the proprietor of the land or made in the exercise of the power of sale possessed by the holder of any subsequent charge is to be registered or noted without the consent of the proprietor for the time being of [insert details of this Debenture]".

7.2 The Bank hereby covenants with the Company, for the purpose of Section 94(1) of the LPA, that it will make further advances to the Obligor on the terms and subject to the conditions of the Loan Agreement. The Company hereby applies to the Chief Land Registrar for a note to that effect to be entered on the register of any Real Property title to which is now or at any time hereafter registered or required to be registered under the Land Registration Acts.

7.3 In respect of any part of the Real Property registered or to be registered as aforesaid the Company hereby certifies that the security created by this Debenture does not contravene any of the provisions of its Memorandum or Articles of Association or of its charter or any other governing instrument or constitutional document.

     POLICIES

7.4  The Company shall:

     (A) forthwith deliver to the Bank, or procure the delivery to the Bank of, Notices of Assignment duly executed by the Company or on its behalf and acknowledged by each of the insurers liable on the Policies, if any, listed in part 1 and part 2 of schedule 5; and

     (B) if so requested by the Bank, forthwith deliver to the Bank, or procure the delivery to the Bank of, Notices of Assignment duly executed by the Company or on its behalf and acknowledged by each of the insurers liable on any other Policies specified by the Bank.

     INTELLECTUAL PROPERTY

7.5 The Company shall from time to time upon demand of the Bank promptly execute any documents, pay any fees, taxes or other costs or do any thing which may be necessary to enable the Bank to apply (in such form as the Bank may require) to the relevant authorities to register, record or enter a memorandum in respect of this Debenture and/or the Security and/or any of the restrictions contained in this Debenture in any relevant register relating to the Charged Intellectual Property.

     INVESTMENTS

7.6 If so requested by the Bank, the Company shall deliver to the Bank (or procure delivery to the Bank of), and the Bank shall be entitled to hold and retain, all (or such part thereof as may from time to time be specified by the Bank) of the Investments or the certificates and other documents of title to or representing the same held or acquired by the Company or its nominee(s) together with such declarations of trust, instruments of transfer or assignment and other documents or things which the Bank may specify with a view to perfecting or improving its security over the Investments, in each case in form and substance satisfactory to the Bank.

7.7 Upon the occurrence of an Enforcement Event, the Bank may at any time and from time to time have any of the Investments registered in its name or in the name of, or otherwise have the same held by, one or more nominees on its behalf.

7.8 Upon the occurrence of an Enforcement Event, in the event that any of the Investments are at any time held in an account maintained by the Company or by a nominee on its behalf with the operator for the time being of the CREST system (the "Crest Operator"), the Company shall, if so requested by the Bank:

     (A) transfer or procure the transfer of such Investments into an escrow account maintained by the Company or by a nominee on its behalf with the Crest Operator, the operating procedures for which permit only the Bank or its nominee(s) to give instructions to the Crest Operator in respect of the Investments for the time being held therein (including instructions to transfer the same out of such account); or

     (B) transfer or procure the transfer of such Investments into an account maintained by the Bank or by a nominee on its behalf with the Crest Operator.

     ACCOUNTS

7.9 The execution of this Debenture by the Company shall constitute notice to the Bank of the charges created by clause 3.1(F)(1).

7.10 The Company shall, if so requested by the Bank, forthwith deliver to the Bank, or procure the delivery to the Bank of:

     (A) Notices of Assignment duly executed by the Company or on its behalf and acknowledged by each of the banks other than the Bank (or such of them as may be specified by the Bank) with which any of the Controlled Accounts have been opened or are being maintained; and

     (B) Notices of Charge duly executed by the Company or on its behalf and acknowledged by each of the banks other than the Bank (or such of them as may be specified by the Bank) with which any of the Operating Accounts have been opened or are being maintained.

     RENTAL INCOME AND CONTRACTS

7.11 The Company shall, if so requested by the Bank, forthwith deliver to the Bank, or procure the delivery to the Bank of, Notices of Assignment duly executed by the Company or on its behalf and acknowledged by each of the parties (or such of them as may be specified by the Bank) against whom the Company is entitled to assert the rights and claims referred to in clauses 3.1(G) and 3.1(H).

     GENERAL

7.12 The Company shall immediately notify the Bank of:

     (A) any acquisition or proposed acquisition by the Company, or any nominee on its behalf, of any property which falls (or, upon being so acquired, would fall) within the definitions of "Real Property", "Charged Intellectual Property", or "Investments" contained in clause 1.1;

     (B)  any opening or proposed opening by the Company of any bank account;
          and

     (C) the taking out by the Company of, or any proposal made by the Company for the issue to it of, any insurance or assurance policy.

7.13 The Company confirms that prior to entering into this Debenture the Company has deposited with the Bank all documents that relate to the Company's rights, titles, estates or interests to or in any part of the Charged Property (including documents constituting or evidencing title) other than those documents which the Bank has agreed in writing need not be so deposited. On each occasion that the Company obtains or receives other such documents, the Company will immediately deposit them with the Bank unless the Company obtains the Bank's written consent not to do so. At the Bank's request, the Company will immediately produce any such documents which have not been required to be deposited with the Bank.

7.14 The Bank shall be entitled to provide for the safe custody by third parties of all or any of the documents deposited with it in accordance with clause
     7.13 and shall not be responsible for any loss or damage occurring to or in respect thereof.

7.15 The Company shall, if so requested by the Bank, affix to such items of the Charged Property and write on such documents as the Bank shall in each case stipulate notices of the Security in such form or forms as the Bank shall require.

7.16 The Company shall from time to time, at the request of the Bank but at the cost of the Company, do any act or execute any document which the Bank may consider appropriate in order:

     (A) to maintain, preserve, protect, perfect or improve the security created or intended to be created by or pursuant to this Debenture;

     (B) to give the Bank security over any of the property or assets of the Company in addition to that created or intended to be created by or pursuant to this Debenture; or

     (C) to facilitate the realisation of any of the property or assets of the Company or the exercise of any and all powers, authorities and discretions intended to be conferred on the Bank or any Receiver by or pursuant to this Debenture.

     Each such document will be in such form and on such terms as the Bank may require.

7.17 The obligations of the Company under this clause 7 shall be in addition to and not in substitution for the covenants for further assurance deemed to be included in this Debenture by virtue of Section 2 of the Law of Property (Miscellaneous Provisions) Act 1994.

8.   REPRESENTATIONS AND WARRANTIES

8.1  The Company hereby represents and warrants to the Bank that:

     (A) the Company is duly incorporated in England and Wales, has the capacity to sue or be sued in its own name and has the power to carry on its business as now being conducted and to own its property and assets;

     (B) the Company has full power to enter into, and to perform the obligations expressed to be assumed by it in, this Debenture;

     (C) this Debenture constitutes legal, valid, binding and enforceable obligations of the Company and each mortgage, charge and/or other security interest created pursuant to the terms of this Debenture has the ranking it is expressed to have and each is an effective security over the Charged Property in respect of which it is expressed to be granted;

     (D) all corporate and other actions and all conditions and things required to be taken, fulfilled or done (including the obtaining of any necessary consents, approvals and authorisations) in order:

          (1) to enable the Company duly and lawfully to enter into, and to perform and comply with the obligations expressed to be assumed by it in, this Debenture and to ensure that those obligations are valid, legally binding and enforceable,

          (2) to enable it to create the Security and to ensure that (subject to all necessary registrations thereof being made) the Security is valid, legally binding and enforceable and has and will have the ranking which it is expressed to have, and

          (3) to make this Debenture admissible in evidence in the courts of England and (if different) its jurisdiction of incorporation and each other jurisdiction in which any part of the Charged Property is located, have been duly taken, fulfilled or, as the case may be, done, and all such consents, approvals and authorisations are in full force and effect;

     (E) the Company's entry into, and the performance of and compliance with the obligations expressed to be assumed by it in, this Debenture and the creation of the Security pursuant to this Debenture do not violate, contravene or constitute a default under, or exceed any borrowing or other powers or restrictions granted or imposed by, under or pursuant to:

          (1) any existing law, statute, rule or regulation, any judgment, order or award or any consent, approval or authorisation to which the Company is subject; or

          (2) any provision of the Company's Memorandum or Articles of Association or of its charter or any other governing instrument or constitutional document; or

          (3) the terms of any agreement or document to which the Company is a party or which is binding on it or any of its assets;

     (F)  such entry, performance, compliance and creation do not result in:

          (1) any party to any agreement or arrangement entered into by the Company becoming entitled to terminate the same; or

          (2) the existence of or oblige the Company to create any Encumbrance (otherwise than in favour of the Bank) over its undertaking or any of its present or future revenues or assets;

     (G) neither the Company nor any majority of its directors has taken any corporate or other action, nor have any other steps been taken, any petition or application been filed, or any other legal proceedings been started or, to the best of its knowledge and belief, threatened against it for its winding-up, liquidation, administration, dissolution or re-organisation (or any analogous process) or for the appointment of a receiver, receiver and manager, administrative receiver, trustee or similar officer of it or of all or any part of its property assets or revenues;

     (H) the Company has legal title to and is entitled to the entire beneficial interest in the Charged Property free from any Encumbrance other than any Permitted Encumbrance;

     (I) except in accordance with the provisions of this Debenture or as otherwise disclosed in writing by the Company to the Bank, no person (other than the Company) has any estate, interest or right in or over, or relating to the use, occupation, possession or enjoyment of, all or any part of the Charged Property which could have a material adverse effect on the value thereof or on the ability of the Bank or any Receiver to realise the same, nor has any such person any right or option (including any pre-emption right) to acquire any of the same which could have such an effect;

     (J) the Real Property (if any) specified in schedule 1 comprises the only freehold or leasehold property in England and Wales owned by the Company as at the date of this Debenture and there are no proceedings, actions or circumstances relating to any such Real Property which materially and adversely affects its value or the ability of the Company to use it for the purposes for which it is currently used;

     (K) the Company has complied in full and is in full compliance with all laws (including the Planning Acts) relating to the Charged Property or any part thereof, or to the occupation or use of the Charged Property or any part thereof, and it has obtained and maintained, and has complied in full and is in full compliance with, all consents, approvals and authorisations (including all permissions under the Planning Acts) required in connection therewith;

     (L)  the Company has complied at all times with Environmental Law;

     (M) all Environmental Permits currently held by the Company have been lawfully obtained and are in full force and effect;

     (N) there are no circumstances which would make it impossible or difficult for the Company to comply with the conditions or limitations in any Environmental Permits currently held by the Company and the Company has received no communication revoking, suspending, modifying or varying any such Environmental Permits and is not aware of any circumstances which might give rise to any such communication being received;

     (O) the Company is not engaged in any litigation (other than frivolous or vexatious litigation which is dismissed within 28 days), arbitration proceedings or negotiations with any person or body relating to any Environmental Liability and no litigation, arbitration proceedings or negotiations with any person or body relating to any actual or potential Environmental Liability are pending or threatened against or envisaged by the Company;

     (P) the Company has not received at any time any communication failure to comply with which at any time hereafter would constitute a breach of Environmental Law or compliance with which could be secured by further proceedings under Environmental Law or which relates in any way to any actual or potential Environmental Liability on the part of the Company and there are no circumstances which might give rise to any such communication being received;

     (Q) where any of the Charged Intellectual Property is capable of registration the Company is the registered proprietor thereof and the Company is not aware of any facts or matters which will have a material adverse effect on the value of the Charged Intellectual Property;

     (R) except to the extent disclosed to the Bank in schedule 3, the Company is not engaged in any litigation (other than frivolous or vexatious litigation which is dismissed within 28 days), or in any arbitration proceedings or negotiations with any person or body relating to any Intellectual Property outside of the normal course of the Company's business and, to the best knowledge of the Company, no litigation, arbitration proceedings or negotiations with any person or body relating to Intellectual Property are pending or threatened against or envisaged by the Company;

     (S)  the Company has no bank accounts other than those specified in schedule 6; and

     (T) except to the extent disclosed by the Company to the Bank in writing, the Company has not:

          (1) exercised any option, election or discretion to charge VAT or to treat supplies made by it as taxable supplies for the purposes of VAT nor is it bound by the exercise of any such option, election or discretion by any other person (including any other member of any group of companies of which the Company is or has been treated as a member for the purposes of Section 43 of the Value Added Tax Act 1994); or

          (2)  transferred the right to recover any VAT.

9.   COVENANTS

     REAL PROPERTY AND CHATTELS

9.1  The Company shall during the subsistence of the Security:

     (A) keep all buildings, erections, structures, fixtures, fittings, fixed and movable plant and machinery, implements, utensils and other effects forming part of the Charged Property in good and substantial repair to the satisfaction of the Bank and, where applicable, in good working order and condition and when necessary rebuild, renew or replace the same;

     (B) permit the Bank and all persons authorised by it to enter and view the state and condition of the foregoing upon reasonable notice to the Company by the Bank and, forthwith after the service by the Bank of notice of any defect or want of repair, well and substantially repair and make good the same;

     (C) not without the previous consent in writing of the Bank (and then only to the extent that such consent permits and in accordance with any conditions thereof and with plans, elevations and specifications previously submitted to and, at the cost of the Company, approved in writing by the Bank):

          (1)  erect any buildings or structures on the Real Property,

          (2)  demolish all or any part of the Real Property,

          (3)  make any alterations or additions to the Real Property,

          (4) do anything in relation to the Real Property which constitutes development (as defined in the Planning Acts), or

          (5)  permit any of the foregoing,

          and, if any erection, demolition, alteration, addition or development (as aforesaid) is commenced, effected, carried out or permitted in breach of this covenant, the Company shall cease or remove (as the case may be) the same forthwith upon the Bank giving notice to that effect to the Company;

     (D) not without the previous consent in writing of the Bank (and then only to the extent that such consent permits and in accordance with any conditions thereof):

          (1) make any application for planning permission or implement any planning permission obtained or enter or agree to enter into any agreement under Section 38 of the Highways Act 1980 or Section 33 of the Local Government (Miscellaneous Provisions) Act 1982 or
               Section 106 of the Town and Country Planning Act 1990 or any similar act or acts;

          (2) use or suffer to be used the whole or any part of any Real Property belonging to the Company at the date hereof other than for its existing use at the date hereof or use or suffer to be used the whole or any part of any Real Property acquired by the Company at any time after the date hereof other than for its existing use at the date of such acquisition;

          (3) sever, unfix or remove any of the fixtures, fittings or fixed plant and machinery forming part of the Charged Property from the Real Property to which the same is for the time being affixed or permit the same to be so severed, unfixed or removed; or

          (4) remove any of the Chattels (not being a Chattel for the time being forming part of the Company's stock in trade or work in progress) which the Bank may from time to time, by notice to the Company, specify for the purposes of this clause from the location or locations specified therefor in such notice, or permit the same to be so removed, save for the purpose of effecting any necessary repairs thereto or of replacing the same with new or improved models or substitutes;

     (E) not do or suffer to be done any act, matter or thing prohibited by, or omit or suffer to be omitted any act, matter or thing required to be done by, the Planning Acts or any building or other regulations or bye-laws or any notice, order, direction, licence, consent or permission given or made thereunder;

     (F) comply with any conditions attaching to any planning permissions relating to or affecting the Real Property;

     (G) comply with all Environmental Law and maintain at all times in full force and effect all Environmental Permits;

     (H) not allow any circumstances to arise which could lead to any actual or potential Environmental Liability on the part of the Company or in connection with any of the Charged Property;

     (I) within 4 days of the receipt of notice of the same, give full particulars (and, if requested, a copy of any written particulars received by the Company) to the Bank of any notice, order, direction, designation, resolution or proposal having application to all or any part of the Charged Property or to the area in which it is situate or any aspect of the business of the Company given or made by any planning authority, other public or competent body or court of competent jurisdiction whatsoever under or by virtue of, or in pursuance of the powers conferred by, the Planning Acts or Environmental Law or any other statutory powers whatsoever and, without delay take all reasonable or necessary steps to comply therewith and/or, at the request of the Bank, without delay make or join with the Bank in making such objections to or representations against or in respect of the same as the Bank shall deem expedient; and

     (J) ensure that all outgoings in relation to the Charged Property (including rents, rent charges, service charges, general and water rates, taxes, charges, assessments and impositions), whether parliamentary, municipal, parochial or otherwise, which are now or become payable, charged or assessed on or in respect of any part of the Charged Property, or the owner, user or occupier of any part of the Charged Property, will be fully and punctually paid.

     INTELLECTUAL PROPERTY

9.2  The Company shall during the subsistence of the Security:

     (A) promptly notify the Bank of the acquisition or creation of any Intellectual Property by the Company (whether by its officers, employees or otherwise) that may be or become relevant to the Company's business, take all steps necessary to ensure that such Intellectual Property is properly vested in the Company and, in the case of any such Intellectual Property which is capable of being protected by patent, registered trade mark or registered design, promptly and at its own expense apply to the proper authority for registration thereof;

     (B) take all steps necessary to ensure that the Charged Intellectual Property remains valid and subsisting including using its best endeavours to protect them from theft, attack, loss or destruction, unauthorised use, unauthorised copying or unauthorised access by any third party;

     (C) use its reasonable endeavours to detect infringement of the Charged Intellectual Property and forthwith give notice (setting out all relevant details) to the Bank of any infringement of or challenge to the Charged Intellectual Property and at the direction of the Bank but at the cost of the Company take such steps as the Bank shall in its discretion reasonably direct in relation to any such infringement or challenge (including prosecuting or defending any proceedings). Subject to any such directions of the Bank, the Company shall not be precluded from taking such steps as it considers necessary or desirable in relation to any infringement of or challenge to the Charged Intellectual Property provided that the Company shall not grant any licence or concede the invalidity or unenforceability of any of the Charged Intellectual Property without the prior written consent of the Bank;

     (D)  without prejudice to the generality of the foregoing:

          (1) pay all renewal fees, costs, taxes and other expenses which may fall to be payable in respect of any of the Charged Intellectual Property before or when the same shall become due and produce to the Bank on demand evidence of payment thereof;

          (2) only deal with the Charged Intellectual Property in the ordinary course of operating its business;

          (3) not grant any licence or consent in respect of Intellectual Property (or agree or purport to agree to any of the foregoing) other than non-exclusive licences on arms' length commercial terms in the ordinary and usual course of and for the purposes of its business and subject to the other provisions of this clause 9.2;

          (4) keep confidential all trade secrets and other confidential information relating to its business or potential future business and not knowingly authorise or permit any steps or knowingly omit to take any steps which the Company knows or which it reasonably ought to know would be liable to result in the disclosure of any such information unless the person receiving such information is bound by written obligations of confidentiality no less stringent than the provisions contained in this clause 9.2(D)(4).

          (5) not (whether by the doing of any act or the failure to do any act) abandon, cancel or allow to become void or lapse or to become liable to any attack (including but not limited to an attack for non-use) any of the Charged Intellectual Property and shall forthwith upon any of the Charged Intellectual Property becoming void or lapsing do all things and incur all expenses necessary to restore the same to the Company;

          (6) promptly notify the Bank of any application to amend the specification drawings or claims of any of the patents or patent applications or any application to alter the specification of any of the trade or service marks or applications for the same forming part of the Charged Intellectual Property and not without the prior written consent of the Bank, which consent shall not unreasonably be withheld, enter into any conditions, restrictions or disclaimers in relation to any of the Charged Intellectual Property which is registered;

          (7) not use or allow to be used, do any act or omit to do any act or enter into any arrangement with any third party in relation to, any of the Charged Intellectual Property in any manner which may materially adversely affect its value; and

          (8) if the fixed or floating charge taken over the Charged Intellectual Property is not effective under local law in respect of any designation in any country outside the UK of European Patent EP 0 541 535 or any such designations of other European Patents owned by the Company from time to time (the "European Patents"), the Company agrees to grant such security in the country or countries concerned as may be permissible under local law over those designations of the European Patents, so as to permit a Receiver to exercise the powers in clause 15 of this Debenture in relation to all designations of the European Patents on the occurrence of an Enforcement Event.

     INVESTMENTS

9.3 The Company shall during the subsistence of the Security pay on the same becoming due all calls or other payments which may be or become due in respect of any of the Investments. If the Company fails to make any such payment, the Bank may if it thinks fit (it being acknowledged by the Company that the Bank will incur no liability to the Company if it does not) make such payment on behalf of the Company. The Company shall reimburse any sums so paid by the Bank to the Bank on demand and shall pay interest thereon from the date of payment by the Bank until such sums are reimbursed at the rate and otherwise as mentioned in clause 2.4.

     CONTRACTS

9.4  The Company shall during the subsistence of the Security:

     (A) observe and perform, and remain liable to observe and perform, all the obligations on its part contained in and assumed by it under the Contracts (and the Bank shall be under no obligation by virtue of this Debenture in respect of any failure by the Company so to observe or perform such obligations);

     (B) diligently pursue any remedies available to it in respect of any breach thereof or in respect of any claim arising thereunder or in relation thereto; and

     (C) not, without the prior written consent of the Bank, such consent not to be unreasonably withheld, make or agree to make any amendment, waiver or release of, or determine, any of the Contracts or permit any breach or default thereof or thereunder to exist.

     DEBTS

9.5  The Company shall at all times during the subsistence of the Security:

     (A) subject to any directions given in accordance with clause 9.8, get in and realise the Debts on behalf of the Bank and hold the proceeds of the getting in and realisation thereof (until payment into the Operating Accounts or, following the occurrence of an Enforcement Event, the Controlled Accounts or as the Bank may otherwise require as hereinafter provided) upon trust for the Bank;

     (B) subject to clause 9.5(C), pay the proceeds of the getting in and realisation of the Debts (or such of them as the Bank may specify), or ensure that such proceeds are paid, into the Operating Accounts (or such of them as the Bank may specify);

     (C) following the occurrence of an Enforcement Event and if the Bank shall so require in writing, pay the proceeds of the getting in and realisation of the Debts (or such of them as the Bank may specify), or ensure that such proceeds are paid, into the Controlled Accounts (or such of them as the Bank may specify) or as the Bank may otherwise require;

     (D) unless the Bank otherwise agrees in writing (and then only on such terms and in such manner as the Bank may require) not be entitled to withdraw or transfer from the Controlled Accounts any moneys standing to the credit thereof or direct any payment to be made therefrom to any person; and

     (E) in the event that any of the Operating Accounts or the Controlled Accounts are opened or maintained with a bank other than the Bank:

          (1) permit and instruct such bank to furnish directly to the Bank from time to time upon request full statements and particulars of any Operating Accounts and any Controlled Accounts opened or maintained with such bank and such other financial statements and information with respect to the assets and liabilities of the Company as are from time to time available to such bank; and

          (2) furnish to the Bank evidence satisfactory to the Bank that any bank with which any of the Controlled Accounts has been opened or is being maintained has been notified of, and has agreed to operate such account in accordance with, any procedures stipulated by the Bank.

9.6 Any proceeds of such getting in and realisation of the Debts received by the Company and paid, in accordance with clause 9.5(B), into any of the Operating Accounts shall upon such payment in (and provided that the Operating Account concerned is subject to the floating charge at the time of such payment in) stand released from any fixed security on such Debts created by this Debenture and shall instead stand subject to the floating charge. Any such release shall in no respects derogate from the subsistence and continuance of the fixed charges over and/or the assignments of all other Debts for the time being outstanding.

9.7 The Company will do everything necessary or that the Bank considers appropriate (including issuing written instructions to the debtors or other obligors) to ensure that such proceeds are paid directly or transferred into the Operating Accounts or the Controlled Accounts, or as the Bank may otherwise require, in accordance with clauses 9.5(B) and 9.5(C).

9.8 The Company shall at all times during the subsistence of the Security deal with the Debts in accordance with any directions from time to time given in writing by the Bank and in default of and subject to such directions shall not at any such time without the prior written consent of the Bank deal with the Debts otherwise than by getting in and realising the same in the ordinary and usual course of the Company's business. Without prejudice to the generality of the foregoing, the Company shall not at any such time without such a direction or consent compound, release, exchange, set-off, factor or discount the whole or any part of any Debt, or grant time or indulgence in respect thereof or enter into any agreement for any of the foregoing or do anything whereby the recovery of the whole or any part of any Debt may be impeded, delayed or prevented.

9.9 If the proceeds of any Debts are receivable or are received by the Bank or any nominee thereof (whether as a result of any notice of assignment having been given to the relevant debtor or obligor or otherwise) the Bank may deal with such Debts and their proceeds as it shall from time to time decide. In particular, but without limitation, it may pay the proceeds of any such Debts, or ensure that such proceeds are paid, into any of the Operating Accounts or, following the occurrence of an Enforcement Event, into any of the Controlled Accounts. If it does so, the provisions of clauses 9.5 to 9.8 (inclusive), insofar as they are relevant, shall apply to such proceeds to the same extent as if they had been so paid in by, or at the direction of, the Company.

     GENERAL

9.10 The Company will ensure that each of the representations and warranties set out in clauses 8.1(A), 8.1(B), 8.1(C), 8.1(D), 8.1(E), 8.1(F), 8.1(H),
     8.1(I), 8.1(K), 8.1(L), 8.1(M), 8.1(N), 8.1(O), 8.1(P), 8.1(Q), 8.1(R),
     8.1(S) and 8.1(T) will be correct in all respects at all times during the continuance of the Security as if repeated at all such times by reference to the then existing circumstances.

9.11 The Company shall during the subsistence of the Security:

     (A) conduct and carry on each part of the Company's business in a proper and efficient manner and keep or cause to be kept proper books of account relating thereto;

     (B) not, without the Bank's prior written consent, change the nature of, or cease to carry on, any part of the Company's business or announce an intention to do so;

     (C) punctually pay, as the same become due, all debts and liabilities which by virtue of the provisions of any law relating to liquidation, bankruptcy, insolvency or creditors' rights generally would have priority to all or any part of the Security;

     (D) not take any step or omit to take any step the taking or omission of which might have a material adverse effect on the value of the Company's goodwill;

     (E)  fully and punctually comply in all respects with:

          (1) each law for the time being in force (including all bye-laws, regulations and requirements of any competent authority), and

          (2) each notice, order, direction, licence, approval, consent, permission and condition given, made, granted or imposed under or pursuant to that law,

          in each case to the extent that it relates to the Charged Property or anything done on the Charged Property by the Company or any user or occupier;

     (F) except to the extent that the Bank permits otherwise by means of a prior written consent:

          (1) comply with all covenants, restrictions, requirements, provisions, regulations and conditions affecting the Charged Property or any part thereof (including the use or enjoyment thereof); and

          (2) fully and punctually perform each of the Company's obligations in relation to each Permitted Encumbrance and, if the Bank so requests, immediately produce to the Bank evidence of such performance (including receipt of any payment made by the Company); and

     (G) obtain valid VAT invoices in respect of all supplies made to the Company for VAT purposes and comply with all its obligations in relation to VAT including maintaining all accounts and making all returns and claims for credit or repayment of input tax (as defined in Section 24 of the Value Added Tax Act 1994).

9.12 The Company shall if required by the Bank during the subsistence of the
     Security:

     (A) provide the Bank with such information in writing concerning the Company's business and affairs or all or any part of the Charged Property as the Bank may from time to time require;

     (B) permit the Bank, its agents, representatives and advisers free access at all reasonable times to inspect and take copies and extracts from the books, accounts and records of the Company and such other documents as the Bank may require and furnish the Bank with all information and facilities which it may require and pay all expenses incurred by the Bank in connection therewith; and

     (C) grant the Bank or its solicitors all reasonable facilities to enable it or them to carry out at the Company's expense such investigation of title to any part of the Charged Property and enquiries into matters in connection therewith as would be carried out by a prudent mortgagee or chargee.

9.13 The Company will notify the Bank in writing immediately upon each occasion that the Company becomes aware that:

     (A)  an Event of Default, or

     (B)  any other Enforcement Event, or

     (C) any other event which, with the giving of notice or lapse of time or both, might constitute an Event of Default or any other Enforcement Event,

     has occurred, and at the same time inform the Bank of any action taken or proposed to be taken in connection therewith.

10.  LEASES

10.1 The Company hereby undertakes with the Bank that in relation to any lease or agreement for lease to which all or any part of the Charged Property may for the time being be subject (including any leases listed in part 3 of schedule 5) the Company will:

     (A) observe and perform all of the covenants, conditions, agreements and obligations on the part of the lessor contained therein;

     (B) duly enforce all of the covenants, conditions, agreements and obligations on the part of the lessee contained therein;

     (C) duly and promptly implement any provision therein for the review of any rent thereby reserved and not agree to any revised rent or appoint or agree to the appointment of any third party to determine such rent without the prior written consent of the Bank such consent not to be unreasonably withheld;

     (D)  not, without the prior written consent of the Bank:

          (1) accelerate or defer payment of, or serve or permit the service of any notice pursuant to Section 17 of the Landlord and Tenant (Covenants) Act 1995 in respect of, any moneys due thereunder;

          (2)  waive, release, relax or vary any of the material terms thereof;

          (3)  exercise any right to determine or extend the same;

          (4)  grant any licence, consent or approval thereunder;

          (5)  accept a surrender of the whole or any part thereof; or

          (6)  agree to do any of the foregoing; and

     (E) supply to the Bank from time to time on demand such information in relation to any of the foregoing matters as the Bank shall require.

10.2 The Company hereby undertakes with the Bank that in relation to any lease or agreement for lease under which all or any part of the Charged Property is held by the Company the Company will:

     (A) punctually pay the rents reserved by and perform and observe all of the covenants, conditions, agreements and obligations on the part of the lessee contained therein;

     (B) duly enforce all of the covenants, conditions, agreements and obligations on the part of the lessor contained therein;

     (C) duly and promptly deal with any review of any rent reserved by such lease and not agree to any revised rent or appoint or agree to the appointment of any third party to determine such rent without the prior written consent of the Bank;

     (D) forthwith notify the Bank of any matter or event by reason of which such lease has or may become subject to determination or to the exercise by the lessor of any right of re-entry or forfeiture;

     (E) if so required by the Bank, commence and pursue diligently applications for relief from forfeiture of any lease;

     (F)  not, without the prior written consent of the Bank:

          (1)  accelerate or defer payment of any moneys due thereunder;

          (2)  waive, release, relax or vary any of the terms thereof;

          (3)  exercise any right to determine or extend the same;

          (4)  apply for any licence, consent or approval thereunder;

          (5) surrender, assign, charge or otherwise dispose of the whole or any part thereof; or

          (6)  agree to do any of the foregoing; and

     (G) supply to the Bank from time to time on demand such information in relation to any of the foregoing matters as the Bank shall require.

11.  INSURANCES

11.1 The Company shall at all times during the subsistence of the Security:

     (A) comply with all obligations with respect to insurance of or relating to any part of the Charged Property imposed by the terms of any contract between the Company and any person other than the Bank and at the request of the Bank produce evidence satisfactory to the Bank that such terms are being complied with;

     (B) notwithstanding clause 11.1(A), and except to the extent that the Bank agrees otherwise in writing, insure and keep insured, with an insurer approved by the Bank, each part of the Charged Property as is of an insurable nature:

          (1)  against loss or damage by fire and by terrorist activity,

          (2) against all other usual risks and contingencies which are insured against in accordance with sound commercial practice, and

          (3) against all such other risks and contingencies which the Bank may specify at any time,

          for the amount of its full reinstatement or replacement cost, or in such other amount as the Bank may require with, if so required by the Bank, adequate provision also being made for architects' and other professional fees, the expense of demolition, site clearance and shoring-up, VAT and for three years (or such longer or shorter period as the Bank considers appropriate) loss of rent (taking into account potential increases as a result of rent reviews) and forward inflation; and

     (C) except to the extent that the Bank permits otherwise by means of a prior written consent, also insure and keep itself and key persons in relation to its business insured, with an insurer approved by the Bank, against all other risks (including employer's liability, public liability, liability under the Defective Premises Act 1972 and all forms of consequential loss), and in such amounts, as the Bank may require at any time.

11.2 The Company will, at the request of the Bank made at any time, ensure that each Policy is on such of the following terms as the Bank requires:

     (A) the Policy is in the joint names of the Company and the Bank (with the Bank noted as first loss payee) and such other name or names as the Bank may approve;

     (B) the Policy is not capable of cancellation by the insurer (whether at the Company's request or otherwise) other than after giving 30 days' prior written notice to the Bank;

     (C) the Policy provides that the insurer will notify the Bank promptly in writing if the premium or other moneys payable thereunder are not paid when due and will refrain from cancelling such Policy by reason only of the non-payment of such moneys for a period of at least 30 days from the date on which such notice is given;

     (D) the Policy provides that the insurance effected shall not be invalidated or prejudiced so far as the Bank is concerned by any breach of the insuring conditions or any other act or omission unknown to or beyond the control of the Bank on the part of the Company or any other person;

     (E) the Policy provides that the insurer will waive any rights of subrogation against the Bank or to any rights of the Bank against the Company;

     (F) the Policy provides that the insurance is primary and without right of contribution from any other insurance policy (whether or not the Bank has any interest (including any interest as mortgagee, chargee or first loss payee) in such other policy);

     (G) the Policy provides that the proceeds of the insurance are payable to the Bank; and

     (H)  such other terms as the Bank may specify from time to time.

11.3 The Company will, if so requested by the Bank, cause the interest of the Bank in each part of the Charged Property which is for the time being insured otherwise than in the Bank's own name or in joint names in accordance with clause 11.2(A) (or, as the case may be, each such part as may be specified by the Bank) to be noted by indorsement on the Policy or Policies relating thereto.

11.4 The Company will not effect any insurance policy if a claim thereunder would result in the operation of any average clause in that or any other insurance policy.

11.5 Except to the extent that the Bank permits otherwise by means of a prior written consent the Company will:

     (A) do everything necessary (or which the Bank considers appropriate) to maintain each Policy in full force and effect and to ensure that no part of any Policy becomes void, voidable or unenforceable (including the punctual payment of all premiums before they become overdue); and

     (B) forthwith (at the Company's cost) do all things necessary or which the Bank considers appropriate for restoring any part of any Policy which is or becomes void, voidable or unenforceable or to effect a new insurance policy to replace any part of any Policy which is or becomes void, voidable or unenforceable and to ensure that any such new insurance policy forms part of the Charged Property and is subject to this Debenture.

11.6 On the Bank's request the Company will immediately:

     (A) deposit with the Bank each document relating to any insurance effected or maintained by the Company (whether or not effected or maintained in compliance with clause 11.1), including each Policy and each receipt or other evidence of payment of premiums and other amounts; and

     (B) produce to the Bank any such insurance documents which have not been required to be deposited with the Bank and provide the Bank with copies of the same.

11.7 If the Company becomes aware that any Policy has been or is about to be cancelled or materially modified, the Company will immediately inform the Bank in writing and provide such details or evidence as the Bank may request.

11.8 The Company will procure that those parts of the Charged Property which are to be insured in accordance with this clause 11 are valued (at the Company's expense) annually or at such longer intervals as the Bank may agree in writing, in each case by competent professional valuers approved by the Bank, to determine their full reinstatement or replacement cost and will produce a copy of such valuation to the Bank within 14 days of it being received by the Company.

11.9 The Company shall reimburse the Bank on demand for all costs and expenses incurred by it in connection with any other review of the insurances in respect of the Charged Property or any part thereof which review may be conducted at any time and from time to time after the date hereof.

11.10 If the Company becomes aware of the occurrence of any event which may, ought to or would give rise to a claim under any Policy, the Company will immediately give written notice to the Bank of such event.

11.11 The Company will make or assist in the making of any appropriate claim under any Policy in such manner as the Bank may require. The Company will not, without the Bank's prior written consent, in any way admit, compromise or settle any claim or any liability or any matter which may be the subject of a claim under any Policy.

11.12 The Company authorises the Bank in the Company's name and on the Company's behalf to make any claim against the insurer under any part of any Policy and to admit, compromise or settle such claim and/or any liability relating to any such claim and/or any potential claim.

11.13 The Company also authorises the Bank to receive any amounts payable in respect of any Policy and/or any claim under any Policy and give a good discharge to the insurer in respect of such amounts.

11.14 The Company declares that it will hold all moneys received under any Policy relating to the Charged Property (whether or not it is one for the maintenance of which the Company is liable under this Debenture and whether the event by virtue of which such moneys became payable occurred before, on or after the date of this Debenture) on trust for the Bank to be applied:

     (A) in or towards making good the loss in respect of which such moneys were received, or

     (B)  in accordance with clause 16.2,

     as the Bank may in its absolute discretion require except to the extent that a different application is required by law. Any such application required by the Bank (but not the creation of the trust) is subject to the rights of any person with a lawful claim upon such moneys, but in each case only insofar as the law requires the Bank to take account of those rights.

11.15 The Company hereby waives any right it may have to require that insurance proceeds be applied in reinstatement of any property or assets forming part of the Charged Property.

11.16 If default shall be made by the Company in complying with this clause 11, the Bank may, but shall not be required to, effect or renew any such insurance as is mentioned therein in such sum as the Bank shall think fit either in its own name or in the joint names of the Company and the Bank (with the Bank noted as first loss payee) and such other name or names as the Bank may approve or in the name of the Company with an indorsement of the Bank's interest. The Company shall reimburse all moneys expended by the Bank in so effecting or renewing any such insurance to the Bank on demand and shall pay interest thereon from the date of payment by the Bank until such sums are reimbursed at the rate and otherwise as mentioned in clause 2.4.

12.  MONITORING THE SECURITY

12.1 The Company will permit the Bank to take any action which the Bank considers appropriate to ascertain whether or not the Company has fully complied with each of the Company's obligations under this Debenture and/or the extent to which the Charged Property remains an appropriate and/or adequate security for the Secured Liabilities. In particular:

     (A) if the Bank so requests, the Company will immediately produce to the Bank such evidence in relation to those matters as the Bank reasonably considers appropriate; and

     (B) the Company will permit the Bank to view, analyse and assess the state of repair and condition of any part of the Charged Property.

12.2 If at any time the Company fails, or is believed by the Bank to have failed, to perform or comply with any of its obligations under this Debenture, it shall be lawful for the Bank, but the Bank shall be under no obligation, to:

     (A) enter all or any part of the Charged Property with agents appointed by it and architects, surveyors, contractors, workmen and others and to execute such works and do such other things as may in the opinion of the Bank be required to prevent, reduce the effect of or remedy such failure; and/or

     (B) take such other steps on or in relation to the Charged Property (including the payment of money) as may in the opinion of the Bank be required for any of such purposes.

     The Company shall reimburse to the Bank on demand all sums expended by the Bank in executing such works, doing such things and taking such steps and shall pay interest thereon from the date of such demand until such sums are reimbursed at the rate and otherwise as mentioned in clause 2.4.

13.  EXTENSION AND VARIATION OF THE LAW OF PROPERTY ACT 1925

13.1 The restriction on the consolidation of mortgages imposed by Section 93(1) of the LPA shall not apply to this Debenture or the Security.

13.2 The powers of leasing, letting, entering into agreements for leases or lettings and accepting and agreeing to accept surrenders of leases conferred by Sections 99 and 100 of the LPA may be exercised by the Bank at any time on or after the occurrence of an Enforcement Event on such terms as the Bank shall in its absolute discretion think fit and without the need for the Bank to comply with any restrictions imposed by or any other provisions of the said Sections 99 and 100. The Bank may delegate the powers conferred by Sections 99 and 100 of the LPA, as varied and extended by this Debenture, to any person and any such delegation shall neither preclude the subsequent exercise of such powers by the Bank itself nor the subsequent delegation thereof to some other person or any revocation of such delegation.

13.3 Notwithstanding any other provisions of this Debenture, the Secured Liabilities shall be deemed for the purposes of Section 101 of the LPA to have become due and payable, and all the powers referred to in clause 14.1 shall arise, on the date of this Debenture.

13.4 Sections 103 and 109(1) of the LPA shall not apply to the charges created by this Debenture. All the powers referred to in clause 14.1 may be exercised by the Bank without notice to the Company on or at any time after the occurrence of an Enforcement Event.

14.  ENFORCEMENT

14.1 On or at any time after the occurrence of an Enforcement Event the Bank may, without notice to the Company:

     (A) take possession of and hold all or any part of the Charged Property; and/or

     (B)  appoint one or more persons to be:

          (1)  a receiver; and/or

          (2)  a receiver and manager; and/or

          (3) (except to the extent that such appointment is or would be prohibited by section 72A of the Insolvency Act 1986) an administrative receiver,

          in each case, of the whole or any part of the Charged Property; and/or

     (C) exercise in any manner it considers appropriate all or any of the powers, authorities and discretions:

          (1) conferred on mortgagees by the LPA as varied or extended by this Debenture;

          (2) conferred by this Debenture expressly or by implication on any Receiver; and

          (3) otherwise conferred by statute or common law on mortgagees or receivers (including in the circumstances referred to by way of exception in clause 14.1(B), the appointment of an administrator under the Insolvency Act 1986).

14.2 The Bank may (subject to paragraph 17 of Schedule B1 to the Insolvency Act
     1986) exercise any of its powers under clauses 14.1(A) and 14.1(C) whether or not it shall have previously appointed any person to be a Receiver.

14.3 The Bank may:

     (A)  (so far as it is lawfully able) remove any Receiver; and

     (B) appoint another person or other persons as Receiver or Receivers either in the place of a Receiver who has been so removed or who has ceased to act or to act jointly with any other Receiver.

14.4 The Bank's powers to appoint a person to be a Receiver shall:

     (A) be in addition to, and not to the prejudice of, all statutory and other powers of appointment of the Bank to appoint a Receiver under the LPA as extended by this Debenture or otherwise;

     (B) be and remain exercisable by the Bank in respect of any part of the Charged Property in respect of which no appointment of any person as a Receiver by the Bank shall from time to time be subsisting and notwithstanding that an appointment by the Bank shall have subsisted and been withdrawn in respect of any part of the Charged Property and/or shall be subsisting in respect of any other part of the Charged Property; and

     (C) be without prejudice to any statutory power which the Bank may have to appoint an administrator of the Company under the Insolvency Act 1986 or any other applicable enactment.

14.5 Every appointment of any person to be a Receiver and every removal of any Receiver may be made by deed or by instrument in writing under the hand of any officer or manager of the Bank or any person authorised for such purpose by the Bank or any such officer or manager.

14.6 If at any time two or more persons shall hold office as Receivers of the same part of the Charged Property, each such Receiver shall be entitled (unless the contrary shall be stated in the instrument appointing him) to exercise individually as well as jointly (and to the exclusion of the other or others of them) all the powers and discretions conferred on Receivers by this Debenture or by law.

14.7 Except (a) as provided by law, (b) for any liability of the Bank resulting from any appointment made by it in accordance with this clause and (c) for any liability of the Receiver resulting from any exercise by him of any powers on his own behalf in accordance with clause 15.2(Z)(3), each Receiver shall be deemed at all times and for all purposes to be the agent of the Company which shall be solely responsible for his acts, omissions, defaults, losses and misconduct, for all obligations and liabilities entered into, incurred or adopted by him and for the payment of his remuneration and the Bank will not be responsible, in any circumstances whatsoever, to the Company or to any other person for any of them. No Receiver shall at any time act as agent for the Bank unless the Bank shall expressly appoint the Receiver in writing to be its agent.

14.8 If the Bank or any Receiver shall enter (or shall be deemed to have entered) into possession of the Charged Property or any part thereof, it or he may from time to time and at any time go out of such possession.

14.9 Every Receiver shall be entitled to remuneration for his services. The amount of such remuneration shall:

     (A) be settled from time to time by agreement between him and the Bank or, failing any such agreement, fixed by the Bank; and

     (B) not be limited to the maximum rate specified in Section 109(6) of the LPA.

     The foregoing shall be subject to Section 36 of the Insolvency Act 1986.

14.10 DISCLOSURE OF SOFTWARE AND INFORMATION

     (A) Without prejudice to the foregoing, if the Bank exercises any of its rights and/or powers pursuant to clause 14.1, the Bank may serve a written notice upon the Company to provide to the Bank a copy of the Software;

     (B) Following receipt of any such notice delivered pursuant to clause 14.10(A) the Company shall provide to the Bank a copy of the Software in both source code and object code format (the "Disclosed Code") within five (5) Business Days of receipt of such notice;

     (C)  Upon any exercise by the Bank of any of its rights pursuant to clause
          14.1 neither the Bank nor any Receiver shall be required to keep any information relating to the Company (including but not limited to information relating to any Charged Intellectual Property and any software code disclosed pursuant to clause 14.10(A)) confidential.

15.  POWERS OF RECEIVER

15.1 Every Receiver shall, in relation to the Charged Property in respect of which he is appointed and subject to any limitations or restrictions expressed in the instrument appointing him but notwithstanding any winding-up or dissolution of the Company, have:

     (A) all the powers conferred by the LPA on mortgagors and on mortgagees in possession and on receivers appointed under that Act, as varied and extended by the provisions of this Debenture;

     (B) whether or not the Receiver is in fact an administrative receiver, all the powers of an administrative receiver set out in Schedule 1 to the Insolvency Act 1986 as varied and extended by the provisions of this Debenture and all other powers conferred on or exercisable by him by virtue of the provisions of the Insolvency Act 1986;

     (C) all the powers otherwise conferred by statute or common law on mortgagees in possession or receivers; and

     (D) power in the name or otherwise on behalf of and at the cost of the Company to exercise all the powers and rights of an absolute owner and to do or omit to do anything which the Company itself could do or omit to do.

15.2 In addition and without prejudice to the generality of the foregoing, every Receiver shall (subject to any limitations or restrictions expressed in the instrument appointing him but notwithstanding any winding-up or dissolution of the Company) have the following powers (and every reference in this clause 15.2 to the "Charged Property" shall be read as a reference to that part of the Charged Property in respect of which such Receiver was appointed):

     (A)  TAKE POSSESSION

          to enter upon, take possession of, collect and get in all or any part of the Charged Property including rents and other income whether accrued before or after the date of his appointment and, for those purposes, to make such demands and to take such proceedings as he may think fit;

     (B)  DEAL WITH CHARGED PROPERTY

          to sell, transfer, assign, convey, exchange, surrender or otherwise dispose of or deal with and/or grant options in respect of each and every part of the Charged Property in such manner (whether by public auction, private contract or otherwise) on such terms and for such consideration as he may in his absolute discretion think fit including, without the consent of the Company, the severing and separate disposal from the premises to which they were affixed of fixtures, fittings and plant and machinery;

     (C)  BORROWING

          subject to clause 5.1, to raise or borrow money from any person (including the Bank) on either a secured or an unsecured basis for any of the purposes set out in this clause on such terms and in such manner as he shall think fit, including terms whereby the obligations incurred thereby and/or any security therefor will rank either in priority to, pari passu with or subsequent to the Secured Liabilities and/or the Security or any part thereof (and no person lending such money shall be concerned to see or enquire as to the propriety or purpose of the exercise of such power or the application of money so raised or borrowed);

     (D)  ASSISTANCE

          without prejudice to the generality of clause 15.2(K), to appoint a solicitor, accountant or other professionally qualified person to assist him in the performance of his functions;

     (E)  PROCEEDINGS AND CLAIMS

          to bring, prosecute, enforce, defend and abandon applications, claims, disputes, actions, suits and proceedings in connection with the business of the Company or all or any part of the Charged Property or the Security and to negotiate, compromise and settle any of the same;

     (F)  ARBITRATION

          to refer to arbitration any question affecting the Company, including any applications, claims, disputes, actions, suits or proceedings referred to in clause 15.2(E), and to take any action referred to therein in connection with any question referred (whether by the Receiver or any other person) to arbitration;

     (G)  INSURANCE

          to arrange, effect, obtain, maintain, renew, replace, vary and/or terminate and claim, settle claims and/or exercise all other rights under, any policies of insurance, bonds or performance guarantees (or arrangements having a similar effect) in respect of all or any part of the Charged Property, the Company's business and/or any other matter or thing in relation to his powers as he may think fit;

     (H)  SEAL

          to use the Company's seal or, if the Company has more than one seal, any of the Company's seals;

     (I)  EXECUTE DOCUMENTS

          to execute and deliver any deed, receipt, letter or other document;

     (J)  NEGOTIABLE INSTRUMENTS

          to draw, make, accept and endorse any bill of exchange, promissory note or negotiable instrument;

     (K)  EMPLOYEES AND AGENTS

          (1) to employ, hire and appoint officers, employees, workmen, contractors, agents, managers and advisers of all kinds, whether or not professionally qualified, including his own firm and partners and employees of that firm, on such terms as to remuneration and otherwise as he shall think fit; and

          (2) to vary the terms of the employment, hiring and appointment of, and dismiss, discharge and terminate the appointment of, any such persons and any such persons employed, hired or appointed by the Company;

     (L)  REPAIRS AND IMPROVEMENTS

          to start, continue, carry out, complete and/or terminate any repair, refurbishment, renewal, maintenance, management, decoration, alteration, building, improvement and/or development of, and/or any other works on, all or any part of the Charged Property and, in connection therewith or otherwise, to apply for and obtain any approval, permission, consent and licence (including any planning permission, building regulation approval and Environmental Permit), all as he may think fit or expedient;

     (M)  PAYMENTS

          to make any payment which is, or which the Receiver may consider to be, necessary or incidental to the performance of his functions or needed to effect, maintain or satisfy any liability or obligation of the Company;

     (N)  CARRY ON BUSINESS

          to commence, carry on, manage, develop, reconstruct, amalgamate, diversify and/or terminate any trade or business whatsoever, and/or to concur in any of the foregoing, in such manner as he shall think fit;

     (O)  NEW SUBSIDIARY

          to promote or procure the formation of any body corporate with a view to such body corporate becoming a subsidiary of the Company or otherwise;

     (P)  TRANSFERS

          without prejudice to the generality of clause 15.2(B), to transfer or grant any interest in the whole or any part of the Charged Property and/or of the business of the Company to subsidiaries of the Company or any other person in such manner and generally on such terms as he thinks fit;

     (Q)  LANDLORD AND TENANT

          without restriction, to grant, vary the terms of, determine, surrender or accept surrenders of leases or tenancies of, or licences, easements and/or options in respect of, each and every part of the Charged Property to, with or from such person (including the Bank) in such manner and generally on such terms and conditions as he thinks fit;

     (R)  ARRANGEMENTS AND COMPROMISES

          (1)  to enter into any arrangement or compromise with any person; and

          (2) to allow time for payment by or to the Company of any debts either with or without security;

     (S)  CALLS

          to make, or to require the directors of the Company to make, such calls in respect of any uncalled capital of the Company as he may think expedient;

     (T)  CLAIMING IN INSOLVENCIES

          to rank and/or claim and/or prove in the bankruptcy, insolvency, sequestration or liquidation of any person indebted to the Company and to receive dividends, and to accede to trust deeds or other arrangements for or with the creditors of any such person;

     (U)  WINDING-UP PETITIONS

          to present or defend a petition for the winding-up of the Company;

     (V)  REGISTERED OFFICE

          to change the situation of the Company's registered office;

     (W)  ACQUISITIONS

          to purchase, take a lease or tenancy of, hire or otherwise acquire any properties, assets, interests or rights of any description which he shall consider necessary or desirable for any of the purposes set out in this clause or otherwise for the benefit of the whole or any part of the Charged Property;

     (X)  REDEMPTION OF SECURITY

          to redeem, discharge, compromise or acquire any security, whether or not having priority to the Security or any part of it, on such terms as he may think fit;

     (Y)  LIABILITIES AND OBLIGATIONS

          (1) to enter into such contracts, bonds, covenants, guarantees, commitments, indemnities and other liabilities or obligations as he shall think fit; and

          (2) to perform, rectify, complete, repudiate, rescind, disclaim, abandon, disregard, determine, enforce, vary, assign, novate or otherwise dispose of any of the Company's contracts or any of its rights, liabilities or obligations (whether arising under a contract or otherwise); and

     (Z)  OTHER POWERS

          (1) to (a) exercise any option, election or discretion to charge VAT or to treat supplies made by the Company as taxable supplies for the purposes of VAT (and neither the Bank nor the Receiver shall be liable for any loss resulting from such exercise) and (b) transfer to any person the right of the Company to recover any VAT;

          (2) to do all such other things as may seem to him to be necessary or desirable for the maintenance, preservation, protection, perfection, improvement and/or realisation of all or any part of the Charged Property and/or of the Security or to be incidental or conducive to any of the functions, powers, authorities or discretions conferred on or vested in him under or by virtue of this Debenture or by law; and

          (3) to exercise any of the powers set out in this clause 15.2 in the name or otherwise on behalf of the Company (notwithstanding any winding-up of the Company) or in his own name or otherwise on his own behalf.

15.3 In making any sale or other disposal of any of the Charged Property or any acquisition in the exercise of their respective powers, any Receiver or the Bank may accept or dispose of such consideration as he or it shall think fit or, if thought expedient by such Receiver or the Bank, may effect such sale, disposal or acquisition for no consideration. Without prejudice to the generality of the foregoing, any such consideration may be wholly or partly:

     (A) in the form of cash (in any currency) or of shares, securities, obligations or other non-cash assets of any nature whatsoever;

     (B) payable or receivable in a lump sum or in a single tranche (whether or not deferred) or by instalments; and

     (C) quantified after the sale, disposal or acquisition has taken place (whether by a third party or by reference to future results or events or otherwise howsoever).

     Any contract for any such sale, disposal or acquisition by any Receiver or the Bank may contain conditions excluding or restricting the personal liability of such Receiver or the Bank.

15.4 Each Receiver may choose when, where, how and how often to exercise each of his rights, powers and remedies as provided by this Debenture or by law. None of those rights, powers and remedies will, except where stated otherwise, be restricted in any respect by reference to any other such power, right or remedy.

16.  APPLICATION OF MONEYS

16.1 All moneys received by any Receiver pursuant to this Debenture shall (subject to the rights and claims of any person having prior rights thereto) be applied in the following order:

     (A) firstly, in the payment and discharge of the costs, charges and expenses of and incidental to the Receiver's appointment, of any liabilities incurred or payable by him whether on his own account or on behalf of the Company in the exercise of any of his powers including the costs of realisation of that part of the Charged Property in respect of which he was appointed and of all other outgoings properly payable by him;

     (B)  secondly, in the payment of his remuneration; and

     (C) thirdly, in payment to the Bank, whereupon the Bank may apply the same in accordance with clause 16.2.

     Section 109(8) of the LPA will not apply in relation to any Receiver.

16.2 All moneys from time to time received or recovered by the Bank from the Company or from any person or persons liable to pay the same or from any Receiver or otherwise pursuant to this Debenture or standing to the credit of any account of the Company with the Bank (including the proceeds of any conversion of currency) may (subject to the rights and claims of any person having prior rights thereto), in the absence of any contrary application in accordance with any of the other provisions of this Debenture, be applied by the Bank (and notwithstanding any purported appropriation by the Company) either as a whole or in such proportions and in such order and at such time or times and otherwise in such manner as the Bank shall think fit:

     (A) in or towards the discharge of all or any of the Secured Liabilities which at the time of such application are due and payable; or

     (B)  in accordance with clause 16.3.

16.3 Any moneys referred to in clause 16.2 which are to be applied in accordance with this clause 16.3 may be paid by the Bank to the credit of any suspense or other account after which they may be held in such account for so long as the Bank shall think fit pending any further application from time to time of such moneys (as the Bank shall be entitled, but not obliged, to do in its discretion) in accordance with the provisions of clause 16.2.

17.  PROTECTION OF THIRD PARTIES

17.1 The protection given to purchasers from a mortgagee in Sections 104 and 107 of the LPA and to persons dealing with an administrative receiver in
     Section 42(3) of the Insolvency Act 1986 shall apply equally to purchasers and any other persons dealing with the Bank or a Receiver and no purchaser or other person dealing with the Bank or any Receiver shall be:

     (A) bound to see or enquire whether any of the Secured Liabilities have become due and payable or whether any money is due under this Debenture;

     (B) bound to see or enquire whether any of the powers of the Bank or such Receiver have become exercisable;

     (C) concerned with any propriety or regularity of any dealing by or with the Bank or such Receiver; or

     (D) concerned as to the application of any money or other asset paid or transferred to or at the direction of the Bank or such Receiver.

18.  DELEGATION

18.1 The Bank and any Receiver may at any time and from time to time delegate by power of attorney or in any other manner to any person or persons all or any of the powers authorities and discretions which are for the time being exercisable by the Bank or such Receiver under this Debenture or by law in relation to the Charged Property or any part of it. Any such delegation may be made upon such terms (including power to sub-delegate) and subject to such regulations as the delegator may think fit.

18.2 The Bank shall not be in any way liable or responsible to the Company for any liabilities, losses, costs or expenses arising from any act or omission on the part of any delegate or sub-delegate appointed in accordance with clause 18.1 except to the extent that they shall be caused by the fraud, negligence or wilful misconduct of any person who is both (a) a delegate or a sub-delegate and (b) an officer or an employee, of the Bank.

18.3 No Receiver shall be in any way liable or responsible to the Company for any liabilities, losses, costs or expenses arising from any act or omission on the part of any delegate or sub-delegate appointed in accordance with clause 18.1 except to the extent that they shall be caused by the fraud, negligence or wilful misconduct of any person who is both (a) a delegate or a sub-delegate and (b) and officer or an employee, of such Receiver.

19.  POWER OF ATTORNEY

19.1 The Company hereby by way of security for the performance of the Company's obligations under this Debenture irrevocably (within the meaning of Section 4 of the Powers of

     Attorney Act 1971) appoints the Bank and any Receiver jointly and also severally to be the attorney or attorneys of the Company and in its name and as its act and deed or otherwise on its behalf to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the attorney shall consider desirable:

     (A) for carrying out any obligation imposed on the Company by or pursuant to this Debenture (including the obligations of the Company under clause 7 and the statutory covenant referred to in that clause);

     (B) for carrying any sale, lease or other dealing whatsoever by the Bank or any Receiver into effect;

     (C) for conveying or transferring any legal estate or other interest in land or any other property whatsoever;

     (D)  for getting in all or any part of the Charged Property; and

     (E) generally for enabling the Bank and any Receiver to exercise the respective powers, authorities and discretions conferred on them by or pursuant to this Debenture or by law.

     Each of the Bank and any Receiver shall have full power to delegate the power conferred on it or him by this clause 19.1 in accordance with clause
     18.1 but no such delegation shall preclude the subsequent exercise of such power by the Bank or the Receiver itself or himself or preclude the Bank or the Receiver from making a subsequent delegation thereof to some other person. Any such delegation may be revoked by the Bank or the Receiver at any time.

19.2 The Company agrees to ratify and confirm all things done or purported to be done by such attorney in the exercise or purported exercise of its or his powers.

20.  EFFECTIVENESS OF SECURITY

20.1 The Security shall be a continuing security for the Secured Liabilities and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Secured Liabilities or any other matter or thing whatsoever.

20.2 The Security shall be in addition to and independent of any other security which the Bank may now or at any time in the future hold or take (whether from the Company, the Obligor or any other person) for or in respect of the Secured Liabilities or any of them or any other obligations whatsoever and:

     (A) shall not operate so as in any way to prejudice, determine, affect or merge in or with any such other security; and

     (B) shall not be prejudiced, determined or affected by any such other security or by any release, reassignment or discharge thereof.

     The Company confirms that it is not relying on or expecting the Bank to obtain and/or enforce any such security.

20.3 Any release or discharge of the Security or of any of the Secured Liabilities shall not release or discharge the Company from any liability to the Bank for the same or any other moneys which may exist independently of this Debenture.

20.4 Any waiver, consent or approval given by the Bank in relation to this Debenture shall only be effective if given in writing and then only for the purpose and upon any terms and conditions on which it is given.

20.5 Neither the Security nor any remedy of the Bank in respect thereof shall be prejudiced by:

     (A) any time or indulgence granted to the Company and/or the Obligor or any other person; or

     (B) any delay or abstention by the Bank in perfecting or enforcing any remedies, securities, guarantees or rights it may now or in the future have from or against the Company and/or the Obligor or any other person; or

     (C) any waiver, release, variation, act, omission, forbearance, unenforceability, indulgence or invalidity of or relating to any such remedy, security, guarantee or right; or

     (D) any amendment, variation, waiver or release of any of the Secured Obligations; or

     (E) any of the Secured Obligations being at any time illegal, invalid, unenforceable or ineffective; or

     (F) any winding-up, dissolution, administration or re-organisation of or other change in the Obligor or any other company, corporation, partnership or other person; or

     (G) any other act or thing whatsoever which, but for this clause 20.5, would or might prejudice the Security or the right of the Bank to any such remedy except for a reassignment, release or discharge in accordance with the provisions of clause 21.

20.6 The Bank may choose when, where, how and how often to exercise each of its rights, powers and remedies as provided by this Debenture or by law. No failure on the part of the Bank to exercise, or any delay on its part in exercising, any such right, power or remedy shall impair the same or operate or be construed as a waiver thereof, nor shall any single, partial or defective exercise of any such right, power or remedy preclude any further or other exercise thereof or the exercise of any other such right, power or remedy. The rights and remedies provided in this Debenture are cumulative and not exclusive of any rights or remedies provided by law.

20.7 If, at any time, any provision of this Debenture is or becomes illegal, invalid or unenforceable in any respect (or any of the security intended to be created by or pursuant to this Debenture is ineffective) under any law of any jurisdiction, such illegality, invalidity, unenforceability or ineffectiveness shall not affect or impair:

     (A) the legality, validity or enforceability of the remaining provisions or the effectiveness of any of the remaining security under such law; or

     (B) the legality, validity or enforceability of such provision or the effectiveness of such security under the law of any other jurisdiction.

20.8 Without prejudice to the generality of this Clause 20, the Company expressly confirms that it intends that the provisions of this Debenture and the sums covenanted to be paid and discharged by the Company pursuant to this Debenture shall extend from time to time to any variation, increase, extension or addition of or to the Finance Documents (however fundamental) and/or any facility or amount made available under the Finance Documents for the purposes of or in connection with any of the following: acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new persons; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

21.  REDEMPTION OF SECURITY

21.1 Upon and subject to the Bank being satisfied that:

     (A) it is under no commitment, obligation or liability (whether actual or contingent) to make advances or provide other financial accommodation to the Obligor under or pursuant to the Finance Documents or to any other person in respect of whose liabilities the Company has undertaken a liability to the Bank under or pursuant to the Finance Documents or which could otherwise lead to the Company incurring any further obligation to the Bank under or pursuant to the Finance Documents,

     (B) the Company has no liability (whether actual or contingent) to the Bank under or pursuant to the Finance Documents in respect of any matter or thing whatsoever, and

     (C) the Bank has no right, or does not intend to exercise any right, to retain the Security in accordance with clause 23.1,

     as soon as reasonably practicable thereafter and at the request and cost of the Company, the Bank shall (but subject to the rights and claims of any person having prior rights thereto) reassign the property and assets assigned to the Bank by or pursuant to this Debenture and release or otherwise discharge the Security but any such reassignment, release or discharge shall be subject to clause 22. Each such reassignment, release and discharge will be in such form as the Bank considers appropriate (including on a without recourse and a without warranty basis).

22.  AVOIDANCE OF PAYMENTS

22.1 Any settlement, reassignment, release or discharge between (a) the Company and (b) the Bank or any Receiver shall (whether or not so expressed) be deemed to be conditional upon no right, security, disposition or payment granted or made to the Bank or such Receiver (as the case may be) by the Company or any other person being void, avoided or set aside, either wholly or in part, for any reason whatsoever, including by virtue of any provisions or enactments relating to bankruptcy, insolvency, administration or liquidation for the time being in force.

22.2 In the event of the whole or any part of any such right, security, disposition or payment being so void, avoided or set aside, the Bank or such Receiver (as the case may be) shall be entitled to enforce this Debenture against the Company subsequently as if such settlement, reassignment, release or discharge had not occurred and such right, security, disposition or payment (or, as the case may be, the part thereof so void, avoided or set aside) had not been granted or made.

23.  RETENTION OF SECURITY

23.1 Notwithstanding any other provision of this Debenture or any settlement, reassignment, release, discharge or arrangement given or made by the Bank pursuant to a discharge in full of the Secured Liabilities, the Bank may retain the Security and all documents of title relating to, and certificates or other documents representing or evidencing ownership of, the Charged Property or any part thereof deposited with it pursuant to this Debenture until the later to occur of (a) the Bank being satisfied that the conditions set out in clauses 21.1(A) and 21.1(B) have been met and (b) the expiry of the Retention Period relating to such discharge or, if applicable, of the further period referred to in clause 23.2.

23.2 If at any time during the said Retention Period a petition shall be presented for an order for the winding-up of the Company or for the making of an administration order in respect of the Company or the Company shall commence to be wound-up voluntarily or any analogous proceedings shall be commenced in respect of the Company, the Bank may continue to retain the Security and the documents aforesaid for such further period as the Bank may determine and the Security and such documents shall be deemed to have continued to have been held as security for the Secured Liabilities.

23.3 As used in this clause 23, the expression "Retention Period" means, in relation to any discharge in full of the Secured Liabilities, the period beginning on the date on which that discharge was made and ending on the date falling one month after the expiration of the maximum period within which that discharge can be declared void, avoided or reduced by virtue of any applicable law or for any other reason whatsoever.

24.  SET-OFF

24.1 Without prejudice to any rights the Bank may have at law or in equity or otherwise, the Company authorises the Bank to apply any credit balance (in whatever currency denominated) to which the Company is now or may at any time hereafter become entitled on any account with any office or branch of the Bank in any jurisdiction in accordance with clause 16.2. The Bank may make such application at any time or times notwithstanding any specified maturity of any deposits standing to the credit of any such account. The Bank shall not be obliged to exercise any right given to it by this clause
     24.1 or to notify the Company before exercising any such right.

25.  NEW ACCOUNTS

25.1 If the Bank shall at any time receive or be deemed to have received notice of any Encumbrance affecting the whole or any part of the Charged Property which is prohibited by the terms of this Debenture:

     (A) the Bank may open a new account or accounts for the Company in its books, and

     (B) if the Bank does not in fact open any such new account, then unless it gives express written notice to the Company to the contrary, the Bank shall be treated as if it had in fact opened such account or accounts at the time when it received or was deemed to have received such notice, and as from such time and unless such express written notice shall be given to the Company, all payments by or on behalf of the Company to the Bank shall be credited or treated as having been credited to such new account or accounts and not as having been applied in reduction of the Secured Liabilities at such time.

26.  CURRENCY

26.1 Without prejudice to clause 26.4, the Bank may, in connection with any application of such moneys pursuant to clause 16.2 and whether for the purpose of or pending the discharge of any of the Secured Liabilities, convert any moneys referred to therein (including the proceeds of any previous conversion under this clause 26.1) from their existing currency of denomination into the currency of denomination (if different) of any of the Secured Liabilities.

26.2 Any such conversion from one currency to another shall be made at the Bank's then prevailing spot rate for the purchase of that other currency with the first-mentioned currency at the office of the Bank by which such conversion is made.

26.3 In the event that any such conversion is made for the purposes of the discharge of any of the Secured Liabilities in accordance with clause 16.2(A), such Secured Liabilities shall only be discharged to the extent of the proceeds of such conversion actually received by the Bank (net of any premiums, commissions or other charges paid or incurred in connection therewith).

26.4 If for any reason any person receives in respect of any obligation of the Company under this Debenture or any order or judgment given or made in relation hereto an amount (the "received amount") in a currency other than the currency (the "contractual currency") in which such obligation is payable under this Debenture or such order or judgment, the received amount shall only constitute a discharge to the Company to the extent of the amount (the "converted amount") in the contractual currency which such person is able to purchase with the received amount at the prevailing market rate in the normal course of business as soon as reasonably possible after receipt. If the converted amount is less than the amount in the contractual currency due to such person under this Debenture or such order or judgment, the Company shall, as a separate and independent obligation, forthwith on demand:

     (A) pay to such person an amount in the contractual currency equal to the deficit; and

     (B) indemnify and keep indemnified such person from and against any liability, loss, cost or expense which such person may incur or suffer as a result of receiving the received amount or of converting it into the contractual currency.

27.  ASSIGNMENT

27.1 The Bank shall have a full and unfettered right to assign or transfer the whole or any part of the benefit of this Debenture.

27.2 The Company may not assign or transfer any of the Company's rights or obligations under this Debenture or enter into any transaction or arrangement which would result in any of those rights or obligations passing to or being held in trust for or for the benefit of another person.

27.3 The Bank shall be entitled to disclose any information concerning the Company and any person connected or associated with it to:

     (A)  any person connected or associated with the Bank; and/or

     (B) any actual or potential assignee or transferee of the whole or any part of the benefit of this Debenture and/or any other Finance Document; and/or

     (C)  any other successor or proposed successor of the Bank; and/or

     (D) any person who has otherwise entered into or may otherwise enter into contractual relations with the Bank in relation to this Debenture and/or any other Finance Document.

     The Company represents and warrants that it has (and subject to any contrary requirement of law will maintain) any necessary authority by or on behalf of any person connected or associated with it to agree to the provisions of this clause.

27.4 The Company will, on the Bank's request, immediately execute and deliver to the Bank any form of instrument required by the Bank to confirm or facilitate any such assignment and/or transfer and/or contractual relations.

28.  COSTS AND EXPENSES

28.1 The Company shall on demand on a full indemnity basis pay to the Bank the amount of all costs and expenses (including any tax liability, legal costs and out-of-pocket expenses and, in each case, VAT or any similar tax charged or chargeable in respect thereof) incurred by the Bank in connection with:

     (A) the preparation, negotiation, execution and delivery of this Debenture and the completion of the transactions contemplated herein,

     (B) any stamping or registration of this Debenture or any judgment given in connection herewith,

     (C) the preservation or exercise of any of the rights, powers and remedies conferred on the Bank by this Debenture or the perfection or enforcement of any other security for or guarantee in respect of the Secured Liabilities,

     (D) or as a consequence of taking or holding the Security or any claims or proceedings in relation thereto or to any of the Charged Property (including any proceedings instituted by or against the Bank in relation to the title to the whole or any part of the Charged Property),

     (E) any actual or proposed amendment, supplement, waiver, consent, reassignment, release or discharge in relation to this Debenture, and

     (F) any dealing with or obtaining advice about any matter or question arising out of or in connection with this Debenture,

     together with interest from the date of such demand until the date of payment by the Company at the rate and otherwise as mentioned in clause 2.4.

28.2 The Company shall pay all stamp, registration and other taxes to which this Debenture or any judgment given in connection herewith is or at any time may be subject (either directly or by reimbursing the Bank in accordance with clause 28.1(B)) and shall indemnify the Bank against any liabilities, costs, claims and expenses resulting from any failure to pay or delay in paying any such tax.

28.3 The cost of the Company complying with any of its obligations under this Debenture (including its obligations under clause 7) shall be borne by the Company.

29.  INDEMNITY

29.1 The Company agrees to indemnify and keep indemnified the Bank, each Receiver and each Appointee from and against all liabilities, losses, costs and expenses incurred or suffered by any such person in or in connection with or directly or indirectly as a result of:

     (A) any of the obligations or undertakings expressed to be binding on or undertaken by the Company in or pursuant to this Debenture not being performed or observed fully and punctually, and/or

     (B) any representation or warranty given or made by the Company in or pursuant to this Debenture being incorrect, untrue or misleading in any respect, and/or

     (C) the exercise or purported exercise of any of the powers, authorities or discretions vested in any such person under or pursuant to this Debenture, and/or

     (D) any matter or thing done or omitted by any such person in any way relating to the Charged Property or the Security,

     save where such liabilities, losses, costs and expenses arise as a result of the fraud, negligence or wilful misconduct of the person claiming to be so indemnified or any of its officers or employees.

30.  RESTRICTIONS ON LIABILITY

30.1 Except to the extent that any such exclusion will be prohibited or rendered invalid by law, the Bank will not in any circumstances whatsoever (whether by reason of taking possession of the Charged Property or any part thereof or for any other reason whatsoever and whether as a mortgagee in possession or on any other basis whatsoever):

     (A) be liable to account to the Company or any other person as a mortgagee in possession;

     (B) be liable to account to the Company or any other person for anything except the Bank's own actual receipts;

     (C) be liable to the Company or any other person for any liabilities, losses, costs or expenses arising from or connected with:

          (1)  any realisation of the Charged Property or any part thereof, or

          (2) any act or omission of the Bank or its employees or agents in relation to the Charged Property or any part thereof, except to the extent that they shall be caused by the fraud, negligence or wilful misconduct of the Bank or any of its officers or employees.

30.2 All the provisions of clause 30.1 shall apply, mutatis mutandis, in respect of the liability of any Receiver or any Appointee.

31.  PAYMENTS FREE OF DEDUCTION

31.1 All payments to be made by the Company under this Debenture shall be made in full without set-off or counter-claim and free and clear of and without deduction for or on account of tax unless the Company is required to make such payment subject to the deduction or withholding of tax, in which case the sum payable by the Company in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Bank or other recipient receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it or he would have received and so retained had no such deduction or withholding been made or required to be made. The Company shall:

     (A) account in full for the amount so deducted or withheld to the relevant taxation or other competent authority on or before its due date; and

     (B) furnish to the Bank or other recipient on or before such due date an official receipt of the relevant taxation or other competent authority for the amount so deducted or withheld or if such receipts are not issued by the authority concerned a certificate of deduction or equivalent evidence relating to such amount.

32.  VALUE ADDED TAX

32.1 All sums payable by the Company under or pursuant to this Debenture are exclusive of VAT. Accordingly, the Company shall pay such VAT in addition to any sum which would otherwise be due. Where the Company belongs to a different member state of the European Union from the payee for the purposes of the supply in respect of which the payment is made, the Company shall provide to the payee prior to the due date for payment or the raising of any invoice (whichever is the earlier) details of the Company's own VAT registration number.

33.  NOTICES

33.1 Any notice (which term shall in this clause include any demand and any other communication) to be given under this Debenture or in connection with the matters contemplated by it shall, except where otherwise specifically provided, be in writing.

33.2 Any such notice shall be delivered or sent to the intended recipient at its address or facsimile or telex number, and marked for the attention of its department or officer, as provided in clause 33.3 and may be:

     (A) personally delivered, in which case it shall be deemed to have been given upon delivery at the relevant address but, if it is so delivered other than between 9.00 a.m. and 5.00 p.m. on a working day, it shall be deemed to have been given when 9.00 a.m. on a working day next occurs following such delivery; or

     (B) if sent from and addressed to places within the United Kingdom, sent by first class pre-paid post, in which case, if sent by the Bank to the Company, it shall be deemed to have been given at 9.00 a.m. on the second working day after the date of such posting or, if sent by the Company to the Bank, it shall be deemed to have been given when received by the Bank at such address but, if it is so received other than between 9.00 a.m. and 5.00 p.m. on a working day, it shall be deemed to have been given when 9.00 a.m. on a working day next occurs following such receipt; or

     (C) if sent from or addressed to any place outside the United Kingdom, sent by pre-paid airmail, in which case, if sent by the Bank to the Company, it shall be deemed to have been given at 9.00 a.m. on the seventh working day after the date of such posting or, if sent by the Company to the Bank, it shall be deemed to have been given when received by the Bank at such address but, if it is so received other than between 9.00 a.m. and 5.00 p.m. on a working day, it shall be deemed to have been given when 9.00 a.m. on a working day next occurs following such receipt; or

     (D) sent by facsimile or telex, in which case, subject to confirmation of uninterrupted transmission by a transmission report (in the case of a facsimile) or to the recipient's answerback code having been duly received by the sender at the start and end of the message (in the case of a telex), such notice shall be deemed to have been given upon the completion of its despatch, provided that if such completion takes place other than between 9.00 a.m. and 5.00 p.m. on a working day it shall (subject as aforesaid) be deemed to have been given when 9.00 a.m. on a working day next occurs following such completion.

33.3 The addresses and other details referred to in clause 33.2 are, subject to clause 33.4:

     Name: CTI Group (Holdings), Inc.
     Address: 333 North Alabama Street, Suite 240, Indianapolis, IN 46240 Facsimile number: (317) 262 4849
     For the attention of: John Birbeck

     Name: National City Bank
     Address: One National City Center, Suite 200E, Indianapolis, Indiana 46255 Facsimile number: (317) 267-6249
     Telephone number: (317) 267-7133
     For the attention of: Ryan T. Hendrickson

33.4 Either the Company or the Bank may notify the other of any change to the address or any of the other details specified in clause 33.3, provided that such notification shall only be effective on the date specified in such notice or five working days after the notice is given, whichever is later.

33.5 Each communication and document made or delivered by either the Company or the Bank to the other pursuant to this Debenture shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

33.6 As used in this clause 33, the expression "working day" means any day which is not a Saturday or a Sunday or a public holiday in the place to which the relevant notice is sent and the expression "working days" shall be construed accordingly. All references therein to times of day are references to times in that place.

33.7 The Company will not attempt to prevent, delay or evade the service of any such notice.

33.8 The Bank may, but shall not be obliged to, (i) treat any notice given to it otherwise than in accordance with this clause (including any notice given orally) as a notice for the purposes of this Debenture and (ii) rely upon and act in accordance with any notice which may be or purport to be given by telephone or telex or facsimile transmission on behalf of the Company by any person notified to the Bank by the Company as being authorised to give such communication without enquiry as to the authority and identity of the person making or purporting to make such communication. The Company shall indemnify and keep the Bank indemnified on a full indemnity basis against all liabilities, losses, costs and expenses incurred or suffered by the Bank as a result of relying upon or acting in accordance with any such notice.

34.  DISCRETION

34.1 Except when stated otherwise in this Debenture, any liberty or power which may be exercised, any determination which may be made and any opinion which may be formed hereunder by the Bank or any Receiver may be exercised, made and formed in its or his absolute and unfettered discretion without any obligation to give reasons therefor.

35.  CERTIFICATE

35.1 Any certificate or determination of the Bank as to the amount of all or any part of the Secured Liabilities or any other matter referred to in this Debenture shall, save for manifest error, be conclusive and binding on the Company.

36.  COUNTERPARTS

36.1 This Debenture may be executed in any number of counterparts, in which case this Debenture will be as effective as if all signatures on the counterparts were on a single copy of this Debenture.

37.  OWNERSHIP OF DEBENTURE

37.1 This Debenture is and will remain the property of the Bank.

38.  LAW

38.1 This Debenture shall be governed by, and construed in accordance with, English law.

39.  JURISDICTION

39.1 Subject to clause 39.2, the parties irrevocably agree that the English courts shall have exclusive jurisdiction in relation to any legal action or proceedings arising out of or in connection with this Debenture ("Proceedings") and waive any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum.

39.2 The parties agree that clause 39.1 operates for the benefit of the Bank and accordingly the Bank shall be entitled to take Proceedings in any other court or courts having jurisdiction.

39.3 To the extent that the Company may be entitled in any jurisdiction to claim for itself or its assets immunity from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process or to the extent that in any jurisdiction such immunity (whether or not claimed) may be attributed to it or its assets, the Company irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

40.  DEED

40.1 Each of the Company and the Bank intends this document to be a deed and the Company executes and delivers it as its deed.

40.2 The execution of this Deed by its signing by officers of the Company shall also constitute its signing by the Company for the purposes of Section 2 of the Law of Property (Miscellaneous Provisions) Act 1989.

40.3 The signing of this Deed by an officer of the Bank shall constitute its signing by the Bank for the purposes of Section 2 of the Law of Property (Miscellaneous Provisions) Act 1989.

IN WITNESS WHEREOF this Debenture has been executed as a deed by the Company and has been signed by or on behalf of the Bank and is intended to be and is hereby delivered on the date first above written.

COMPANY

EXECUTED as a deed by               )
CTI GROUP (HOLDINGS), INC.          )

acting by

     /s/ John Birbeck
-------------------------------------
Director

    /s/ Manfred Hanuschek
-------------------------------------
Director/Secretary


BANK

NATIONAL CITY BANK,
a national banking association in the
United States


by /s/ Ryan T. Hendrickson
   ----------------------------------
   Ryan T. Hendrickson
   Vice President

                      SCHEDULE 1 : DETAILS OF REAL PROPERTY

                            PART 1 : REGISTERED LAND

               (Freehold or leasehold property (if any) in England
                and Wales belonging to the Company title to which
                      is registered at H.M. Land Registry)

County and District/   Description of
   London Borough         Property      Title Number
--------------------   --------------   ------------


                                      NONE

                           PART 2 : UNREGISTERED LAND

          (Freehold or leasehold property (if any) in England and Wales belonging to the Company title to which is not
                        registered at H.M. Land Registry)

(a)  The freehold/leasehold property known as:

                                      NONE

     and comprised in the following title deed(s) or other document(s) of title:

Date   Document   Parties
----   --------   -------


                                      NONE

(b)  The freehold/leasehold property known as:

                                      NONE

     and comprised in the following title deed(s) or other document(s) of title:

Date   Document   Parties
----   --------   -------


                                      NONE

              SCHEDULE 2 : DETAILS OF CHARGED INTELLECTUAL PROPERTY

                                PART 1 : PATENTS

       Territory           Description     Patent No.    Date of Grant
       ---------           -----------     ----------    -------------
European patent          Billing System   EP 0 541 535      09.07.97
designating: AT, BE,
CH, DE, DK, ES, FR,
GB, IT, LI, LU, NL, SE

      PART 2 : REGISTERED TRADE AND SERVICE MARKS AND APPLICATIONS THEREFOR

Territory         Trade/ Service Mark   Class No.   Application No.   Date of Application
---------         -------------------   ---------   ---------------   -------------------
United Kingdom        SMARTRECORD           09          2429635        11.08.06 (Pending)
Community Trade       PROTEUS               09          3677218        18.02.04 (Pending)
Mark

                      PART 3 : OTHER INTELLECTUAL PROPERTY

Intellectual Property rights in the Software.

                 SCHEDULE 3 : INTELLECTUAL PROPERTY LITIGATION

Qwest Corporation and Qwest Communications Corporation, Case No.
2:04-cv-01088-JCC (W.D. Wash., filed 12 May 2004)

Qwest Corporation Case No. 1:104-cv-02076-JDT-TAB (S.D. Ind., filed 21 December
2004)

British Telecommunications PLC, Claim No. PAT 04041 (Great Britain: Patents County Court, filed 5 October 2004)

                       SCHEDULE 4 : DETAILS OF INVESTMENTS

                  PART 1 : SHARES IN THE COMPANY'S SUBSIDIARIES

                                                 Description and Number
   Name of Subsidiary     Issued Share Capital       of Shares Held       Share Certificate Number(s)
   ------------------     --------------------   ----------------------   ---------------------------
CTI Data Solutions Ltd.         700,002          700,000 Ordinary
                                                 Redeemable L1

                                                 2 Ordinary L1

                              PART 2 : OTHER SHARES

                                         Description and Number
Name of Company   Issued Share Capital       of Shares Held       Share Certificate Number(s)
---------------   --------------------   ----------------------   ---------------------------


                                      NONE

                           PART 3 : OTHER INVESTMENTS

Name of Issuer/ Obligor   Description of Investment   Document Evidencing or Indicating Title
-----------------------   -------------------------   ---------------------------------------


                                      NONE

                     SCHEDULE 5 : DETAILS OF ASSIGNED ASSETS

                             PART 1 : LIFE POLICIES

Insurer   Policy No.   Life Assured   Sum Assured   Date of Policy and Duration of Cover
-------   ----------   ------------   -----------   ------------------------------------


                                      NONE

                           PART 2 : NON-LIFE POLICIES

Insurer   Policy No.   Insured Risks   Sums Payable   Date of Policy and Duration of Cover
-------   ----------   -------------   ------------   ------------------------------------


                                      NONE

                             PART 3 : RENTAL INCOME
                    PAYABLE UNDER THE LEASES DESCRIBED BELOW:

Date   Parties   Subject Matter
----   -------   --------------


                                      NONE

                               PART 4 : CONTRACTS

Date   Parties   Details
----   -------   -------


                                      NONE

                        SCHEDULE 6 : DETAILS OF ACCOUNTS

                   PART 1 : CONTROLLED ACCOUNTS WITH THE BANK

Branch   Sort Code   Account Number
------   ---------   --------------


                                      NONE

                  PART 2 : CONTROLLED ACCOUNTS WITH OTHER BANKS

Name of bank   Branch   Sort Code   Account Number
------------   ------   ---------   --------------


                                      NONE

                    PART 3 : OPERATING ACCOUNTS WITH THE BANK

Branch   Sort Code   Account Number
------   ---------   --------------


                                      NONE

                  PART 4 : OPERATING ACCOUNTS WITH OTHER BANKS

Name of bank   Branch   Sort Code   Account Number
------------   ------   ---------   --------------


                                      NONE

                          SCHEDULE 7 : FORMS OF NOTICE

              PART 1 : FORM OF NOTICE OF ASSIGNMENT OF LIFE POLICY

To: [name of insurer]

                                                                     Date: _____

Dear Sirs,

We hereby give you notice that by an assignment contained in a Debenture entered into by us in favour of [name of Bank] (the "Bank") dated _____ we have assigned absolutely to the Bank (subject to a provision for reassignment) all our right, title and interest to and in the insurance policy (the "Policy") details of which are set out below.

After your receipt of this notice:

(a) all payments under or arising from the Policy should be made to the Bank or to its order;

(b) all remedies provided for in the Policy or available at law or in equity are exercisable by the Bank;

(c) all rights to compel performance of your obligations under the Policy are exercisable by the Bank;

(d) all rights, interests and benefits whatsoever accruing to or for the benefit of ourselves arising from the Policy belong to the Bank;

(e) no amendment, waiver or release of any such rights, interests or benefits shall be effective without the prior written consent of the Bank;

(f) no termination of such rights, interests or benefits shall be effective unless you shall have given the Bank 30 days written notice of the proposed termination specifying the action necessary to avoid such termination; and

(g) no breach or default on our part of any of the terms of the Policy shall be deemed to have occurred unless you shall have given the Bank 30 days written notice of the potential breach or default specifying how to make good such breach or default.

Please acknowledge receipt of this notice by signing the acknowledgement on the enclosed copy of this letter and returning the same to the Bank at _____ marked for the attention of _____.

Details of the Policy:

Yours faithfully,

-------------------------------------
for and on behalf of

[name of Company]

[On copy only:

To: [name of Bank] (the "Bank")                                      Date: _____

We acknowledge receipt of a notice in the foregoing terms, agree to the contents thereof and to comply therewith and confirm that we have not received notice of any previous assignments, charges or other encumbrances of or over any of the right, title and interest, or any of the rights, interests or benefits, referred to in such notice.

We are aware that you are relying on this acknowledgement in connection with your rights under the Debenture.

For and on behalf of

[name of insurer]


-------------------------------------
[name in block capitals]

Authorised signatory]

            PART 2 : FORM OF NOTICE OF ASSIGNMENT OF NON-LIFE POLICY

To: [name of insurer]

                                                                     Date: _____

Dear Sirs,

We hereby give you notice that by an assignment contained in a Debenture entered into by us in favour of [name of Bank] (the "Bank") dated _____ we have assigned absolutely to the Bank (subject to a provision for reassignment) all our right, title and interest to and in all rights and claims to which we are now or may at any time hereafter become entitled in relation to the proceeds of the insurance policy (the "Policy") details of which are set out below.

After your receipt of this notice:

(a) all payments under or arising from the Policy should be made to the Bank or to its order;

(b) all remedies provided for in the Policy or available at law or in equity in relation to such payments are exercisable by the Bank;

(c) all rights to compel performance of your obligations under the Policy to make such payments are exercisable by the Bank;

(d) all rights, interests and benefits whatsoever accruing to or for the benefit of ourselves arising from the Policy in relation to such obligations and payments belong to the Bank;

(e) no amendment, waiver or release of any such rights, interests or benefits shall be effective without the prior written consent of the Bank;

(f) no termination of such rights, interests or benefits shall be effective unless you shall have given the Bank 30 days written notice of the proposed termination specifying the action necessary to avoid such termination; and

(g) no breach or default on our part of any of the terms of the Policy shall be deemed to have occurred unless you shall have given the Bank 30 days written notice of the potential breach or default specifying how to make good such breach or default.

Please acknowledge receipt of this notice by signing the acknowledgement on the enclosed copy of this letter and returning the same to the Bank at _____ marked for the attention of _____.

Details of the Policy:

Yours faithfully,

-------------------------------------
for and on behalf of

[name of Company]

[On copy only:

To: [name of Bank] (the "Bank")                                      Date: _____

We acknowledge receipt of a notice in the foregoing terms, agree to the contents thereof and to comply therewith and confirm that we have not received notice of any previous assignments, charges or other encumbrances of or over any of the right, title and interest, or any of the rights, claims, interests or benefits, referred to in such notice.

We are aware that you are relying on this acknowledgement in connection with your rights under the Debenture.

For and on behalf of

[name of insurer]


-------------------------------------
[name in block capitals]

Authorised signatory]

             PART 3 : FORM OF NOTICE OF ASSIGNMENT OF RENTAL INCOME

To: [name of lessee/guarantor/surety]

                                                                     Date: _____

Dear Sirs,

We hereby give you notice that by an assignment contained in a Debenture entered into by us in favour of [name of Bank] (the "Bank") dated _____ we have assigned absolutely to the Bank (subject to a provision for reassignment) all our right, title and interest to and in all rights and claims to which we are now or may at any time hereafter become entitled against the lessees or any guarantors or sureties for the obligations of such lessees in relation to all rents and other moneys now or at any time hereafter payable under or in respect of the lease (the "Lease") details of which are set out below.

After your receipt of this notice:

(a) all payments to be made by you under or arising from the Lease should be made to the Bank or to its order;

(b) all remedies provided for in the Lease or available at law or in equity in relation to such payments are exercisable by the Bank;

(c) all rights to compel performance of your obligations under the Lease to make such payments are exercisable by the Bank;

(d) all rights, interests and benefits whatsoever accruing to or for the benefit of ourselves arising from the Lease in relation to such obligations and payments belong to the Bank;

(e) no amendment, waiver or release of any such rights, interests or benefits shall be effective without the prior written consent of the Bank;

(f) no termination of such rights, interests or benefits shall be effective unless you shall have given the Bank 30 days written notice of the proposed termination specifying the action necessary to avoid such termination; and

(g) no breach or default on our part of any of the terms of the Lease shall be deemed to have occurred unless you shall have given the Bank 30 days written notice of the potential breach or default specifying how to make good such breach or default.

Please acknowledge receipt of this notice by signing the acknowledgement on the enclosed copy of this letter and returning the same to the Bank at _____ marked for the attention of _____.

Details of the Lease:

Yours faithfully,


-------------------------------------
for and on behalf of

[name of Company]

[On copy only:

To: [name of Bank] (the "Bank")                                      Date: _____

We acknowledge receipt of a notice in the foregoing terms, agree to the contents thereof and to comply therewith and confirm that we have not received notice of any previous assignments, charges or other encumbrances of or over any of the right, title and interest, or any of the rights, claims, interests or benefits, referred to in such notice.

We are aware that you are relying on this acknowledgement in connection with your rights under the Debenture.

For and on behalf of

[name of lessee/guarantor/surety]


-------------------------------------
[name in block capitals]

Authorised signatory]

                PART 4 : FORM OF NOTICE OF ASSIGNMENT OF CONTRACT

To: [name of counterparty]

                                                                     Date: _____

Dear Sirs,

We hereby give you notice that by an assignment contained in a Debenture entered into by us in favour of [name of Bank] (the "Bank") dated _____ we have assigned absolutely to the Bank (subject to a provision for reassignment) all our right, title and interest to and in all rights and claims to which we are now or may at any time hereafter become entitled under or in respect of the contract (the "Contract") details of which are set out below.

After your receipt of this notice:

(a) all payments under or arising from the Contract should be made to the Bank or to its order;

(b) all remedies provided for in the Contract or available at law or in equity are exercisable by the Bank;

(c) all rights to compel performance of your obligations under the Contract are exercisable by the Bank;

(d) all rights, interests and benefits whatsoever accruing to or for the benefit of ourselves arising from the Contract belong to the Bank;

(e) no amendment, waiver or release of any such rights, interests or benefits shall be effective without the prior written consent of the Bank;

(f) no termination of such rights, interests or benefits shall be effective unless you shall have given the Bank 30 days written notice of the proposed termination specifying the action necessary to avoid such termination; and

(g) no breach or default on our part of any of the terms of the Contract shall be deemed to have occurred unless you shall have given the Bank 30 days written notice of the potential breach or default specifying how to make good such breach or default.

Please acknowledge receipt of this notice by signing the acknowledgement on the enclosed copy of this letter and returning the same to the Bank at _____ marked for the attention of _____.

Details of the Contract:

Yours faithfully,

-------------------------------------
for and on behalf of

[name of Company]

[On copy only:

To: [name of Bank] (the "Bank")                                      Date: _____

We acknowledge receipt of a notice in the foregoing terms, agree to the contents thereof and to comply therewith and confirm that we have not received notice of any previous assignments, charges or other encumbrances of or over any of the right, title and interest, or any of the rights, claims, interests or benefits, referred to in such notice.

We are aware that you are relying on this acknowledgement in connection with your rights under the Debenture.

For and on behalf of

[name of counterparty]


-------------------------------------
[name in block capitals]

Authorised signatory]

           PART 5 : FORM OF NOTICE OF ASSIGNMENT OF CONTROLLED ACCOUNT

To: [name of bank]

                                                                     Date: _____

Dear Sirs,

We hereby give you notice that by an assignment contained in a Debenture entered into by us in favour of [name of Bank] (the "Bank") dated _____ we have assigned absolutely to the Bank (subject to a provision for reassignment) all our right, title and interest to and in all rights and claims to which we are now or may at any time hereafter become entitled in relation to all moneys now or at any time hereafter standing to the credit of the account (the "Account") details of which are set out below together with all rights relating or attaching thereto (including the right to interest accruing thereon).

Accordingly, unless and until you receive instructions from the Bank to the contrary:

(a) all our rights, powers and discretions in relation to the Account shall be exercisable solely by the Bank;

(b) no moneys may be released from the Account without the prior written consent of the Bank; and

(c) you should apply any amount standing to the credit of the Account in accordance with the instructions from time to time given to you by the Bank.

This authority and instruction is irrevocable without the prior written consent of the Bank.

Please acknowledge receipt of this notice by signing the acknowledgement on the enclosed copy of this letter and returning the same to the Bank at _____ marked for the attention of _____.

Details of the Account:

Yours faithfully,


-------------------------------------
for and on behalf of

[name of Company]

[On copy only:

To: [name of Bank] (the "Bank")                                      Date: _____

We acknowledge receipt of a notice in the foregoing terms, agree to the contents thereof and to comply therewith and confirm that we have not received notice of any previous assignments, charges or other encumbrances of or over any of the right, title and interest, or any of the rights and claims, referred to in such notice.

We further confirm that:

(a) we shall not exercise any right of combination, consolidation or set-off which we may have in respect of the Account referred to in such notice; and

(b) we shall send you copies of such statements, orders and notices issued or given by us relating to such Account, and provide you with such other information relating thereto, as you may from time to time request.

We are aware that you are relying on this acknowledgement in connection with your rights under the Debenture.

For and on behalf of

[name of bank]


-------------------------------------
[name in block capitals]

Authorised signatory]

             PART 6 : FORM OF NOTICE OF CHARGE OF OPERATING ACCOUNT

To: [name of bank]

                                                                     Date: _____

Dear Sirs,

We hereby give you notice that by a charge contained in a Debenture entered into by us in favour of [name of Bank] (the "Bank") dated _____ we have charged in favour of the Bank by way of floating charge, inter alia, all our right, title and interest to and in all rights and claims to which we are now or may at any time hereafter become entitled in relation to all moneys now or at any time hereafter standing to the credit of the account (the "Account") details of which are set out below together with all rights relating or attaching thereto (including the right to interest accruing thereon).

Unless and until you receive notification from the Bank in accordance with the following paragraph you should operate the Account upon our instructions in accordance with the terms of your mandate.

The Bank may at any time notify you that our authority to give you instructions in connection with the operation of the Account has been terminated.

After you receive such a notification, unless and until you receive further instructions from the Bank to the contrary:

(a) all our rights, powers and discretions in relation to the Account shall be exercisable solely by the Bank;

(b) no moneys may be released from the Account without the prior written consent of the Bank; and

(c) you should apply any amount standing to the credit of the Account in accordance with the instructions from time to time given to you by the Bank.

This authority and instruction is irrevocable without the prior written consent of the Bank.

Please acknowledge receipt of this notice by signing the acknowledgement on the enclosed copy of this letter and returning the same to the Bank at _____ marked for the attention of _____.

Details of the Account:

Yours faithfully,

-------------------------------------
for and on behalf of

[name of Company]

[On copy only:

To: [name of Bank] (the "Bank")                                      Date: _____

We acknowledge receipt of a notice in the foregoing terms, agree to the contents thereof and to comply therewith and confirm that we have not received notice of any previous assignments, charges or other encumbrances of or over any of the right, title and interest, or any of the rights and claims, referred to in such notice.

We further confirm that:

(a) we shall not, after we receive such a notification as is referred to in the third paragraph of such notice, exercise any right of combination, consolidation or set-off which we may have in respect of the Account referred to therein; and

(b) we shall (both before and after receiving such a notification) send you copies of such statements, orders and notices issued or given by us relating to such Account, and provide you with such other information relating thereto, as you may from time to time request.

We are aware that you are relying on this acknowledgement in connection with your rights under the Debenture.

For and on behalf of

[name of bank]


-------------------------------------
[name in block capitals]

Authorised signatory]

             SCHEDULE 8 : DETAILS OF EXISTING PERMITTED ENCUMBRANCES

Date   Parties   Description   Maximum Amount
----   -------   -----------   --------------


                                      NONE